Registration No. 33-8188

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 9 to FORM S-6 FOR REGISTRATION UNDER
THE SECURITIES ACT OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

A.      Exact name of trust:
        Multistate Trust,
        Series 33


B.      Name of depositor:
        ADVEST, INC.


C.      Complete address of depositor's principal executive offices:
        ADVEST, INC.
        One Commercial Plaza
        280 Trumbull Street
        Hartford, Connecticut 06103


D.      Name and complete address of agents for service:
        LEE G. KUCKRO, Esq.
        Advest, Inc.
        One Commercial Plaza
        280 Trumbull Street
        Hartford, Connecticut 06103

        Copies of Comments to:
        ERIC F. FESS
        Chapman and Cutler
        111 West Monroe Street
        Chicago, Illinois 60603


It is proposed that this filing will become effective (check appropriate box)

o       immediately upon filing pursuant to paragraph (b)
xx      September 29, 1995
o       60 days after filing pursuant to paragraph (a)
o       on (date) pursuant to paragraph (a) of rule (485 or 486)


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                   Multistate Trust, Series 33

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by Part II.

                   MULTISTATE TRUST, SERIES 33
                           9,670 Units
                       Prospectus, Part I
                    Dated: September 29, 1995

This Prospectus consists of two parts. The first contains a Summary of Essential Information as of June 30, 1995 (the "Pricing Date"), a summary of certain specific information regarding the Trust and the separate underlying trusts (the "State Trusts") and certified financial statements of each State Trust as of May 31, 1995 (the
"Date of Determination"), including the related Schedule of Investments as of the Date of Determination. Part II of this Prospectus contains a general summary of the Trust.

In the opinion of counsel, under existing law interest income to the Trust and, with certain exceptions, to Certificateholders is exempt from Federal income tax. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state the name of which appears in the name of such State Trust. With certain exceptions, capital gains, if any, will be subject to tax.

The Trust. Multistate Trust, Series 33 (the "Trust"), consists of four State Trusts designated as Connecticut Tax Exempt Unit
Trust 33 (the "Connecticut Trust"), Maryland Tax Exempt Unit Trust
33 (the "Maryland Trust"), New Jersey Tax Exempt Unit Trust Guaranteed 33 (the "New Jersey Guaranteed Trust") and Ohio Tax Exempt Unit
Trust Guaranteed 33 (the "Ohio Guaranteed Trust"), each formed for the purpose of investing in a diversified portfolio of tax exempt bonds (the "Bonds"), with the objectives of preservation of capital and of earning interest income free from both Federal income tax and to the extent indicated from state and local taxes in the State for which a State Trust is named and may include units of the same State Trust of previously-issued series of the Trust (the "Trust Units"). All of the Bonds comprising each State Trust (and all of the bonds underlying any Trust Units held by such State Trust) are obligations of the State for which such Trust is named, its political subdivisions, municipalities and public authorities or of certain United States territories or possessions and their public authorities. Payment of interest and return of capital by the issuers of the Bonds are dependent upon the continuing ability of the issuers of the Bonds (and of the bonds underlying any Trust Units) to meet their obligations.
The Units being offered hereby are outstanding Units repurchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. For a summary of information about the composition of each State Trust portfolio, see "Schedule of Investments."

Sponsor. Advest, Inc. is the Sponsor of the Trust.

Public Offering Price. The Public Offering Price of a Unit of each State Trust is equal to the Sponsor's Bid Price per Unit, plus an amount equal to 4.10% of the Public Offering Price (4.27% of the Sponsor's Bid Price), 2.28% of the Public Offering Price
(2.33% of the Sponsor's Bid Price), 3.91% of the Public Offering
Price (4.07% of the Sponsor's Bid Price) and 3.00% of the Public
Offering Price (3.09% of the Sponsor's Bid Price) for the Connecticut Trust, Maryland Trust, New Jersey Guaranteed Trust and Ohio Guaranteed Trust, respectively. If the Bonds in the Trust were available for direct purchase by investors, the purchase price of the Bonds would not include the sales charge included in the Public Offering
Price of the Units. Had the Units of the Connecticut Trust, Maryland Trust, New Jersey Guaranteed Trust and Ohio Guaranteed Trust been available for sale on the Pricing Date, the Public Offering Price would have been $883.55, $593.04, $527.13 and $738.24, respectively, plus accrued interest to expected date of settlement (three business days after such date) of $15.64, $11.12, $10.30 and $12.09, respectively, semi-annually for a total of $899.19, $604.16, $537.43 and $750.33, respectively, semi-annually. The Public Offering Price will vary on a daily basis from the amount stated in accordance with fluctuations in the prices of the underlying Bonds and the price to be paid by each investor will be computed as of the date the Units are purchased (see "Public Offering of Units - Public Offering Price" in Part II of the Prospectus).

      Please retain this Prospectus for future reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED
UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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Estimated Current Return and Estimated Long-Term Return

The Estimated Current Return per Unit and the Estimated Long-Term Return per Unit to Certificateholders of the Connecticut Trust, Maryland Trust, New Jersey Guaranteed Trust and Ohio Guaranteed Trust on the Pricing Date is set forth in "Summary of Essential Information" (see "The Trust - Interest, Estimated Current Return and Estimated Long-Term Return" in Part II of the Prospectus).


Distributions

Distributions of interest and principal received by each State
Trust, pro rated on an annual basis, will be made to Certificateholders semi-annually on the distribution days indicated under "Summary of Essential Information" to holders of record on the first day of the month in which any such distribution is made unless the Certificateholder elects to receive interest distributions monthly
(see "Certificateholders - Rights of Certificateholders" in Part
II of the Prospectus).

Market for the Units

The Sponsor, although not obligated to do so, maintains and intends to maintain a secondary market for the Units at the related Sponsor's Bid Price, as more fully described in Part II of the Prospectus under "Public Offering of Units - Market for Units." If such a market is not maintained, a Certificateholder may be able to dispose of his Units only through redemption at prices based upon the bid prices of the underlying Bonds. Any Units repurchased by the Sponsor in the secondary market may be reoffered at the then current Public Offering Price including a sales charge (see "Public Offering of Units - Market for Units" in Part II of the Prospectus).

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                INFORMATION REGARDING THE TRUST

       As of May 31, 1995 (Except as Otherwise Indicated)

PORTFOLIOS - STATE RISK FACTORS AND TAX STATUS (N.B. TAX OPINIONS WHICH APPEAR HEREIN ARE AS RENDERED ON THE DATE OF DEPOSIT. CONSULT WITH YOUR TAX ADVISOR TO DISCUSS ANY RELEVANT CHANGES IN THE TAX
LAWS SINCE THE DATE OF DEPOSIT. INTEREST INCOME ON THE BONDS CONTAINED IN THE PORTFOLIO OF EACH STATE TRUST IS, IN THE OPINION OF BOND COUNSEL TO THE ISSUING GOVERNMENTAL AUTHORITIES, EXCLUDIBLE FROM
GROSS INCOME UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED
(THE "CODE"). SEE "THE TRUST - TAX STATUS OF THE TRUST" IN PART
II OF THE PROSPECTUS FOR INFORMATION REGARDING FEDERAL TAXATION.)

Connecticut Trust

Investors should be aware that manufacturing was historically the most important economic activity within the State of Connecticut but, in terms of number of persons employed, manufacturing has declined in the last ten years while both trade and service-related industries have become more important, and in 1993 manufacturing accounted for only 19.2% of total non-agricultural employment in Connecticut. Defense-related business represents a relatively high proportion of the manufacturing sector; reductions in defense spending have already had a substantial adverse effect on Connecticut's economy, and the State's largest defense contractors have announced substantial planned labor force reductions scheduled to occur over the next four years. Connecticut is now in a recession, the depth and duration of which are uncertain. Moreover, while unemployment in the State as a whole had generally remained below the national level, as of May 1993, the estimated rate of unemployment in Connecticut on a seasonally adjusted basis was 7.4%, compared to 6.9% for the United States as a whole, and certain geographic areas in the State have been affected by high unemployment and poverty.
The State derives over 70% of its revenues from taxes imposed by it, the most important of which have been the sales and use taxes and the corporation business tax, each of which is sensitive to changes in the level of economic activity in the State, but the Connecticut Income Tax, enacted in 1991, has superseded each of them in importance. There can be no assurance that general economic difficulties or the financial circumstances of the State or its towns and cities will not adversely affect the market value of the Connecticut Bonds in the Connecticut Trust or the ability of the obligors to pay debt service on such Connecticut Bonds.

The General Fund budget adopted by Connecticut for the 1986-87 fiscal year contemplated both revenues and expenditures of $4,300,000,000. The General Fund ended the 1986-87 fiscal year with a surplus of $365,200,000. The General Fund budget for the 1987-88 fiscal year contemplated General Fund revenues and expenditures of $4,915,800,000. However, the General Fund ended the 1987-88 fiscal year with a deficit of $115,600,000. The General Fund budget adopted for the 1988-89 fiscal year anticipated that General Fund expenditures of $5,551,000,000 and certain educational expenses of $206,700,000 not previously paid through the General Fund would be funded in part from surpluses of prior years and in part from higher tax revenues projected to result from tax laws in effect for the 1987-88 fiscal year and stricter enforcement thereof; a substantial deficit was projected during the third quarter of the 1988-89 fiscal year, but largely because of tax law changes that took effect before the end of the fiscal year, the deficit was kept to $28,000,000.
The General Fund budget adopted for the 1989-90 fiscal year anticipated expenditures of approximately $6,224,500,000 and, by virtue of tax increase legislation enacted to take effect generally at the beginning of the fiscal year, revenues slightly exceeding such amount. However, largely because of tax revenue shortfalls, the General Fund ended the 1989-90 fiscal year with a deficit for the year of $259,500,000, wiping out reserves for such events built up in prior years. The General Fund budget adopted for the 1990-91 fiscal year anticipated expenditures of $6,433,000,000, but no significant new or increased taxes were enacted. Primarily because of significant declines in tax revenues and unanticipated expenditures reflective of economic adversity, the General Fund ended the 1990-91 fiscal year alone with a further deficit of $809,000,000.

A General Fund budget for the 1991-92 fiscal year was not enacted until August 22, 1991. This budget anticipated General Fund expenditures of $7,007,861,328 and revenues of $7,426,390,000. Projected decreases in revenues resulting from a 25% reduction in the sales tax rate effective October 1, 1991, the repeal of the taxes on the capital gains and interest and dividend income of resident individuals for years starting after 1991, and the phase-out of the corporation business tax surcharge over two years commencing with taxable years starting after 1991 were expected to be more than offset by a new general income tax imposed at effective rates not to exceed 4.5% on the Connecticut taxable income of resident and non-resident individuals, trusts, and estates. The General Fund ended the 1991-92 fiscal year with an operating surplus of $110,000,000. The General Fund budget for the 1992-93 fiscal year anticipated
General Fund expenditures of $7,372,062,059 and revenues of $7,372,210,000, and the General Fund ended the 1992-93 fiscal year with an operating surplus of $113,500,000. Balanced General Fund budgets for the biennium ending June 30, 1995, were adopted in 1993 appropriating expenditures of $7,828,900,000 for the 1993-94 fiscal year and $8,266,000,000 for the 1994-95 fiscal year. The General Fund ended the 1993-94 fiscal year with a surplus of $19,700,000. In 1994 the budgeted General Fund appropriations for the 1994-95 fiscal year were increased to $8,567,200,000. In addition, expenditures of federal, State, and local funds in the twelve years started
July 1, 1984, for repair of the State's roads and bridges now projected at $9,400,000,000


Page A-3

are anticipated, a portion of the State's $4,100,000,000
share of which would be financed by bonds expected to total $3,700,000,000 and by direct payments, both of which would be supported by a Special Transportation Fund first created by the General Assembly for the 1984-85 fiscal year.

To fund operating cash requirements, prior to the 1991-92 fiscal year the State borrowed up to $750,000,000 pursuant to authorization to issue commercial paper and on July 29, 1991, it issued $200,000,000 of General Obligation Temporary Notes, none of which temporary borrowings are currently outstanding. To fund the cumulative General
Fund deficit for the 1989-90 and 1990-91 fiscal years, the legislation enacted August 22, 1991, authorized the State Treasurer to issue
Economic Recovery Notes up to the aggregate amount of such deficit, which must be payable no later than June 30, 1996; at least $50,000,000 of such Economic Recovery Notes, but not more than a cap amount, is to be retired each fiscal year commencing with the 1991-92 fiscal year, and any unappropriated surplus up to $205,000,000 in the General Fund at the end of each of the three fiscal years commencing with the 1991-92 fiscal year must be applied to retire such Economic Recovery Notes as may remain outstanding at those times. On September 25, 1991, and October 24, 1991, the State issued $640,710,000 and $325,002,000, respectively, of such Economic Recovery Notes, of which $455,610,000 was outstanding as of March 1, 1995.

As a result of the State's budget problems, the ratings of its general obligation bonds were reduced by Standard & Poor's from AA+ to AA on March 29, 1990, and by Moody's from Aa1 to Aa on April 9, 1990. Moreover, because of these problems, on September 13, 1991, Standard & Poor's reduced its rating of the State's general obligation bonds and certain other obligations that depend in part on the creditworthiness of the State to AA-. On March
7, 1991, Moody's downgraded its ratings of the revenue bonds of four Connecticut hospitals because of the effects of the State's restrictive controlled reimbursement environment under which they have been operating.

General obligation bonds issued by Connecticut municipalities are payable primarily only from ad valorem taxes on property subject to taxation by the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. Difficulty in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations and increases in their future borrowing costs.

In the opinion of Day, Berry & Howard, special counsel to the Multistate Trust for Connecticut tax matters, which relies explicitly on the opinion of Brown & Wood, regarding Federal income tax matters relating to the Multistate Trust, under existing law, as of the Date of Deposit:

1. Interest income from obligations of the State of Connecticut or any political subdivision or public instrumentality thereof held by the Connecticut Trust that would be exempt from Federal income tax if received by a Certificateholder will not be taxable under the Connecticut tax on the interest and dividend income of resident individuals, when such interest is received by the Connecticut Trust or distributed to its Certificateholders.

2. In determining "net gains from the sale or exchange of capital assets" for purposes of the Connecticut tax on the capital gains of resident individuals, a Certificateholder who sells, redeems, or otherwise disposes of Units of the Connecticut Trust may have to include gains and losses attributable to obligations of the State of Connecticut or any political subdivision or public instrumentality thereof held by the Connecticut Trust with other gains and losses taken into account, but gains and losses recognized by the Connecticut Trust upon the redemption, maturity, sale or other disposition by the Connecticut Trust of obligations of the State of Connecticut or any political subdivision or public instrumentality thereof held by the Connecticut Trust will not be taken into account when realized by the Connecticut Trust or distributed to its Certificateholders.

3. The portion of any interest income or capital gain of the Connecticut Trust that is allocable to a Certificateholder that is subject to the Connecticut corporation business tax is includable in the gross income of such Certificateholder for purposes of such tax; and

4. An interest in a Unit of the Connecticut Trust that is owned by or attributable to a Connecticut resident at the time of his death is includable in his gross estate for purposes of the Connecticut succession tax and the Connecticut estate tax. Maryland Trust

Some of the significant financial considerations relating to the investments of the Maryland Trust are summarized below. This information is derived principally from official statements and preliminary official statements relating to issues of Maryland obligations and does not purport to be a complete description.

The State's total expenditures for the fiscal years ending June 30, 1990, June 30, 1991 and June 30, 1992 were $11.019, $11.304 and $11.657 billion, respectively. As of January 13, 1993, it was estimated that total expenditures for fiscal 1993 would

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be $11.897 billion. The State's General Fund, representing approximately 55%-60% of each year's total budget, had a surplus on a budgetary basis of $57 million in fiscal year 1990, $55 thousand in fiscal year 1991, and a deficit of $56 million in fiscal 1992. The Governor of Maryland reduced fiscal 1993 appropriations by $56 million to offset the fiscal 1992 deficit. The State Constitution mandates a balanced budget.

The 1993 fiscal year budget was enacted in April 1992 which, together with legislation enacted in 1992, involved the transfer of certain funds, new fees and taxes, and alteration of certain statutory
State expenditure programs. When the 1993 budget was enacted, it was estimated that the General Fund surplus at June 30, 1993 would be approximately $10 million on a budgetary basis. During the final months of fiscal year 1992 and the initial months of fiscal year 1993, collections of State revenues were below the levels estimated at the time of the adoption of the 1993 budget.
The Governor proposed a cost containment plan to address this revenue shortfall and to provide reserves to finance potential deficiency appropriations. On September 30, 1992, the Board of
Public Works approved the Governor's proposal to reduce General
Fund apropriations by $168 million. The Board of Public Works also approved the Governor's proposal to reduce the special fund appropriations for the Department of Transportation by $30 million. Legislation was introduced at the 1993 session of the General
Assembly to transfer this $30 million to the General Fund, as well as $10 million from various other special funds. In a special session held in November, 1992, the General Assembly enacted legislation reducing State aid to local governments by $147 million. In addition, other elements of the Governor's original cost containment plan are in the process of being implemented or revised.

The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds, to the payment of which the State ad valorem property tax is exclusively pledged, for capital improvements and for various State-sponsored projects. The Department of Transportation of
Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. According to the most recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by Standard & Poor's, as are those of Baltimore County, a separate political entity surrounding Baltimore City. General obligation bonds of Montgomery County, located in the suburbs of Washington, D.C., are rated "Aaa" by Moody's and "AAA" by Standard & Poor's. General obligation bonds of Prince George's County, the second largest metropolitan county, which is also in the suburbs of Washington, D.C., are rated "A1" by Moody's and "AA-" by Standard & Poor's. The general obligation bonds of other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegany County, which are rated "Baa." The most populous municipality in Maryland is Baltimore City, the general obligation bonds of which are rated "A1" by Moody's and "A" by Standard & Poor's. The majority of
Maryland Health and Higher Education Authority and State Department of Transportation revenue bond issues have received an "A" rating or better from Moody's.

While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are addressing the effects of the economic recession and, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

In the opinion of Semmes, Bowen & Semmes, special Maryland counsel on Maryland income tax matters, which relies on the opinion of Brown & Wood, regarding Federal income tax matters relating to the Multistate Trust, under existing Maryland income tax law, as of the Date of Deposit, applicable to individuals who are Maryland residents:

The Maryland Trust will be treated as a trust for Maryland income tax purposes and not as an association taxable as a corporation. Each transaction of the Maryland Trust will be treated for such purposes as a transaction of the several Certificateholders and not as a transaction of the Maryland Trust that could give rise to Maryland taxable income to the Maryland Trust.

The Maryland income tax is imposed upon the taxable income of resident individuals. The counties and City of Baltimore are required by State law to levy local income taxes that "piggyback" the state income tax; i.e., these taxes are determined as a percentage ranging from 20% to 50% of the liability of the resident for the state income tax. The local income tax applies to individuals who are residents of the local jurisdictions. The calculation of the Maryland taxable income of a resident individual begins with Federal adjusted gross income. Certain modifications are specified, but no such modification requires the addition of interest on obligations of the State of Maryland, its agencies, authorities or political subdivisions, or on bonds issued by the Government of Puerto Rico or by its authority if the interest on such bonds has been determined by bond counsel for the specific issue to be exempt under Federal law from Federal and state income taxation. Accordingly, amounts representing tax exempt interest for Federal income tax purposes received by the Maryland Trust with respect to such obligations will not be taxed to the Maryland Trust, or except as described in the next paragraph, to the resident individual Certificateholder, for Maryland income tax purposes.


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For Federal income tax purposes, interest may be taxable to a recipient who is, or is a related person to, a substantial user of facilities financed with proceeds of certain obligations upon which such interest is paid. Maryland statutory income tax exemptions are independently provided for interest on certain state, county, and municipal obligations and on obligations of certain agencies thereof. Where such an independent exemption is provided, interest on obligations covered thereby is exempt from Maryland income tax without regard to any exemption from Federal income taxes for such interest. In all other cases, the Maryland exemption would be derived from and, therefore, would be coterminous with and subject to the exceptions applicable to the Federal exemption.

As a general rule, to the extent that gain from the sale, exchange or other disposition of obligations held by the Maryland Trust (whether as a result of a sale or exchange of such obligations by the Maryland Trust or as a result of a sale or exchange of a Unit by a Certificateholder) is includable in the Federal adjusted gross income of a resident individual, such gain will be included in the calculation of the Certificateholder's Maryland taxable income. However, under the Maryland income tax law, any profit realized upon the sale or exchange of bonds issued by the State of Maryland and its political subdivisions is specifically excluded from the computation of the Maryland taxable income of individuals. Additionally, by virtue of other Maryland legislation, profit made on the sale of obligations of certain Maryland issuers is expressly exempt from Maryland income taxation.

The Maryland income tax law provides that 50% of the sum of certain items of tax preference are to be added to Federal adjusted gross income for purposes of determining Maryland taxable net income.
The Federal net capital gain deduction is considered to be an item of preference for this purpose. The required addition to Federal adjusted gross income is applicable unless an express exemption (as opposed to the general exclusion of such gain under Maryland income tax law) exists as to the profit realized upon the sale or exchange of the obligation. Although there are no Maryland authorities on point, it is possible that Maryland could take the position that the statutory exclusion or exemption of profit on obligations described in the preceding paragraph requires a disallowance in the calculation of Maryland income tax of any loss that may be realized on such obligations.

Gain or loss on the Units or as to underlying Bonds for Maryland income tax purposes would be determined by taking into account the basis adjustments for Federal income tax purposes described in the Prospectus.

As the Maryland taxable net income of an individual who is a resident of Maryland is based on Federal adjusted gross income and also on Federal itemized deductions, interest expense which is disallowed as a deduction for Federal income tax purposes as is discussed in more detail in the Prospectus would also be disallowed for Maryland income tax purposes.

Reference is made to the discussion in the Prospectus relating to H.R. 3838, currently pending before the United States Congress.
As stated above, certain bonds in the Maryland Trust may derive their Maryland income tax exemption from the corresponding Federal income tax exemption. As a result, any loss of the Federal income tax exemption because of noncompliance with the provisions of H.R. 3838 (or because of the relationship of the holder of the bond to the user of the facility financed therewith) could, with respect to these bonds, result in a loss of the Maryland income tax exemption. Additionally, the inclusion in Maryland taxable income of 50% of the tax preference items specified in the Internal Revenue Code is required as described above. Under H.R. 3838 interest on certain obligations may be subject to the Federal alternative minimum income tax and, as such, could be includable, in part, in Maryland taxable income.

Under Maryland law intangible personal property is not subject to assessment and property taxation. This exemption may not be available to a corporation that is entitled, under a contract with the State, to an exemption from tangible property taxation. Certain bond authorization statutes also provide that the principal amount of the authorized bond is exempt from state and local taxation. However, these statutes do not refer to estate or inheritance taxes, Maryland taxes on financial institutions or any other tax not levied or assessed directly on the bonds or their transfer.

Tax counsel should be consulted as to other Maryland tax consequences not specifically considered herein, and as to the Maryland tax status of taxpayers other than resident individuals who are Certificateholders in the Maryland Trust. By way of example, no opinion is expressed as to the tax consequences under the Maryland franchise tax applicable to a financial institution which is a Certificateholder in the Maryland Trust. Further, no opinion is being rendered as to the Maryland tax consequences resulting from any proposed or future
Federal tax legislation, except with respect to H.R. 3838, as set forth above, as it may relate to resident individuals.

As no opinion is expressed regarding the Maryland tax consequences of Certificateholders other than individuals who are Maryland residents, tax counsel should be consulted by other prospective
Certificateholders. Tax reform legislation currently pending before Congress contains provisions relating to investing in tax exempt obligations (including, for example, corporate minimum tax provisions which treat certain tax exempt interest and corporate book income which may include tax exempt interest, as tax preference items, provisions reducing the deductibility of losses of certain types of insurance companies, and provisions affecting the deductibility of interest expense by financial institutions) which could have a corresponding effect on the Maryland tax liability of the Certificateholder.


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New Jersey Guaranteed Trust

The New Jersey Guaranteed Trust consists of a portfolio of New Jersey Bonds. The Trust is therefore susceptible to political, economic or regulatory factors affecting issuers of the New Jersey Bonds. The following information provides only a brief summary of some of the complex factors affecting the financial situation in New Jersey (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New Jersey. No independent verification has been made of any of the following information.

New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,062 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Historically, New Jersey's average per capita income has been well above the national average, and in 1993 the State ranked second among the states in per capita personal income ($26,967).

The New Jersey Economic Policy Council, a statutory arm of the
New Jersey Department of Commerce and Economic Development, has reported in New Jersey Economic Indicators, a monthly publication of the New Jersey Department of Labor, Division of Labor Market and Demographic Research, that in 1988 and 1989 employment in New Jersey's manufacturing sector failed to benefit from the export boom experienced by many Midwest states and the State's service sectors, which had fueled the State's prosperity since 1982, lost momentum. In the meantime, the prolonged fast growth in the State in the mid 1980s resulted in a tight labor market situation, which has led to relatively high wages and housing prices. This means that, while the incomes of New Jersey residents are relatively high, the State's business sector has become more vulnerable to competitive pressures.

The onset of the national recession (which officially began in July 1990 according to the National Bureau of Economic Research) caused an acceleration of New Jersey's job losses in construction and manufacturing. In addition, the national recession caused an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to an estimated 5.8% in March 1995, which is higher than the national average of 5.5% in March 1995. Economic recovery is likely to be slow and uneven in New Jersey, with unemployment receding at a correspondingly slow pace, due to the fact that some sectors may lag due to continued excess capacity. In addition, employers even in rebounding sectors can be expected to remain cautious about hiring until they become convinced that improved business will be sustained. Also, certain firms will continue to merge or downsize to increase profitability.

Debt Service. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State tax revenues and certain other fees are pledged to meet the principal and interest payments and if provided, redemption premium payments, if any, required to repay the bonds. As of June
30, 1993, there was a total authorized bond indebtedness of approximately $8.98 billion, of which $3.6 billion was issued and outstanding, $4.0 billion was retired (including bonds for which provision for payment has been made through the sale and issuance of refunding bonds) and $1.38 billion was unissued. The appropriation for the debt service obligation on such outstanding indebtedness is $103.5 million for Fiscal Year 1995.

New Jersey's Budget and Appropriation System. The State operates on a fiscal year beginning July 1 and ending June 30. At the end of Fiscal Year 1989, there was a surplus in the State's general fund (the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made) of $411.2 million. At the end of Fiscal Year 1990, there was a surplus in the general fund of $1 million. At the end of Fiscal
Year 1991, there was a surplus in the general fund of $1.4 million. New Jersey closed its Fiscal Year 1992 with a surplus of $760.8 million. It is estimated that New Jersey closed its Fiscal Year
1993 with a surplus of $937.4 million.

In order to provide additional revenues to balance future budgets, to redistribute school aid and to contain real property taxes, on June 27, 1990, and July 12, 1990, Governor Florio signed into law legislation which was estimated to raise approximately $2.8 billion in additional taxes (consisting of $1.5 billion in sales and use taxes and $1.3 billion in income taxes), the biggest tax hike in New Jersey history. There can be no assurance that receipts and collections of such taxes will meet such estimates.

The first part of the tax hike took effect on July 1, 1990, with the increase in the State's sales and use tax rate from 6% to 7% and the elimination of exemptions for certain products and services not previously subject to the tax, such as telephone calls, paper products (which has since been reinstated), soaps and detergents, janitorial services, alcoholic beverages and cigarettes. At the time of enactment, it was projected that these taxes would raise approximately $1.5 billion in additional revenue. Projections and estimates of receipts from sales and use taxes, however, have been subject to variance in recent fiscal years.

The second part of the tax hike took effect on January 1, 1991, in the form of an increased state income tax on individuals. At the time of enactment, it was projected that this increase would raise approximately $1.3 billion in additional income


Page A-7

taxes to fund a new school aid formula, a new homestead rebate program and state assumption of welfare and social service costs. Projections and estimates of receipts from income taxes, however, have also been subject to variance in recent fiscal years. Under the legislation, income tax rates increased from their previous range of 2% to 3.5% to a new range of 2% to 7%, with the higher rates applying to married couples with incomes exceeding $70,000 who file joint returns, and to individuals filing single returns with incomes of more than $35,000.

The Florio administration has contended that the income tax package will help reduce local property tax increases by providing more state aid to municipalities. Under the income tax legislation the State will assume approximately $289 million in social services costs that previously were paid by counties and municipalities and funded by property taxes. In addition, under the new formula for funding school aid, an extra $1.1 billion is proposed to be sent by the State to school districts beginning in 1991, thus reducing the need for property tax increases to support education programs.

Effective July 1, 1992, the State's sales and use tax rate decreased from 7% to 6%. Effective January 1, 1994, an across-the-board
5% reduction in the income tax rates was enacted and effective
January 1, 1995, further reductions ranging from 1% up to 10% in income taxes took effect.

On June 30, 1994, Governor Whitman signed the New Jersey Legislature's $15.7 billion budget for Fiscal Year 1995. The balanced budget, which includes $455 million in surplus, is $141 million less than the 1994 budget. Whether the State can achieve a balanced budget depends on its ability to enact and implement expenditure reductions and to collect estimated tax revenues.

Litigation. The State is a party in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. Included in the State's outstanding litigation are cases challenging the following: the formula relating to State aid to public schools, the method by which the State shares with its counties maintenance recoveries and costs for residents in State institutions, unreasonably low Medicaid payment rates for long-term facilities in New Jersey, the obligation of counties to maintain Medicaid or Medicare eligible residents of institutions and facilities for the developmentally disabled, taxes paid into the Spill Compensation Fund (a fund established to provide money for use by the State to remediate hazardous waste sites and to compensate other persons for damages incurred as a result of hazardous waste discharge) based on Federal preemption, various provisions, and the constitutionality, of the Fair Automobile Insurance Reform Act of 1990, the State's role in a consent order concerning the construction of a resource facility in Passaic County, actions taken by the New Jersey Bureau of Securities against an individual, the State's actions regarding alleged chromium contamination of State-owned property in Hudson County, the issuance of emergency redirection orders and a draft permitted by the Department of Environmental Protection and Energy, the adequacy of Medicaid reimbursement for services rendered by doctors and dentists to Medicaid eligible children, the Commissioner of Health's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991, refusal of the State to share with Camden County federal funding the State recently received for disproportionate share hospital payments made to county psychiatric facilities, and the constitutionality of annual A-901 hazardous and solid waste licensure renewal fees collected by the Department of Environmental Protection and Energy. Adverse judgments in these and other matters could have the potential for either a significant loss of revenue or a significant unanticipated expenditure by the State.

At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act. In addition, at any given time, there are various numbers of contract claims against the State and State agencies seeking recovery of monetary damages. The State is unable to estimate its exposure for these claims.

Debt Ratings. For many years prior to 1991, both Moody's Investors Service, Inc. and Standard and Poor's had rated New Jersey general obligation bonds Aaa and "AAA," respectively. On July 3, 1991, however, Standard and Poor's downgraded New Jersey general obligation bonds to "AA+." On June 4, 1992, Standard and Poor's placed New
Jersey general obligation bonds on CreditWatch with negative implications, citing as its principal reason for its caution the unexpected denial by the Federal Government of New Jersey's request for $450 million in retroactive Medicaid payments for psychiatric hospitals.
These funds were critical to closing a $1 billion gap in the State's
$15 billion budget for Fiscal Year 1992 which ended on June 30, 1992. Under New Jersey state law, the gap in the current budget must be closed before the new budget year begins on July 1, 1992.
Standard and Poor's suggested the State could close fiscal 1992's budget gap and help fill fiscal 1993's hole by a reversion of $700 million of pension contributions to its general fund under a proposal to change the way the State calculates its pension liability. On July 6, 1992, Standard and Poor's reaffirmed its
"AA+" rating for New Jersey general obligation bonds and removed the debt from its Credit Watch list, although it stated that New
Jersey's long-term financial outlook was negative. Standard and Poor's was concerned that the State was entering the 1993 fiscal year that began July 1, 1992, with a $26 million surplus and remained concerned about whether the State economy would recover quickly enough to meet lawmakers' revenue projections. It also remained concerned about the recent federal ruling leaving


Page A-8

in doubt how much the State was due in retroactive Medicaid reimbursements and a ruling by a federal judge, now on appeal, of the State's method for paying for uninsured hospital patients. However, on July 27, 1994, Standard and Poor's announced that it was changing the State's outlook from negative to stable due to a brightening of the State's prospects as a result of Governor Whitman's effort to trim spending and cut taxes, coupled with an improving economy. Standard and Poor's reaffirmed its "AA+" rating at the same time.

On August 24, 1992, Moody's Investors Service, Inc. downgraded
New Jersey general obligation bonds to "Aa1," stating that the reduction reflected a developing pattern of reliance on nonrecurring measures to achieve budgetary balance, four years of financial operations marked by revenue shortfalls and operating deficits, and the likelihood that serious financial pressures would persist. On August 5, 1994, Moody's reaffirmed its "Aa1" rating, citing on the positive side New Jersey's broad-based economy, high income levels, history of maintaining a positive financial position and moderate (albeit rising) debt ratios, and, on the negative side, a continued reliance on one-time revenues and a dependence on pension-related savings to achieve budgetary balance.

In the opinion of Pitney, Hardin, Kipp & Szuch, special counsel to the Multistate Trust for New Jersey tax matters, which relies on the opinion of Brown & Wood, regarding Federal income tax matters relating to the Multistate Trust under existing law, as of the Date of Deposit:

1. The New Jersey Trust will be recognized as a trust and not an association taxable as a corporation. The New Jersey Trust will not be subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax.

2. With respect to the non-corporate Certificateholders who are residents of New Jersey, the income of the New Jersey Trust which is allocable to each such Certificateholder will be treated as the income of such Certificateholder under the New Jersey Gross Income Tax. Interest on the underlying Bonds which would be exempt from New Jersey Gross Income Tax if directly received by such Certificateholder will retain its status as tax-exempt interest when received by the New Jersey Trust and distributed to such Certificateholder. Any proceeds paid under the insurance policy issued to the Trustee of the Multistate Trust (the "Fund") with respect to each Bond which represent maturing interest on defaulted obligations held by the Trustee will be exempt from New Jersey
Gross Income Tax if, and to the same extent as, such interest would have been so exempt if paid by the issuer of the defaulted obligations.

3. A non-corporate Certificateholder will not be subject to the New Jersey Gross Income Tax on any gain realized either when the New Jersey Trust disposes of a Bond (whether by sale, exchange, redemption, or payment at maturity) or when the Certificateholder redeems or sells his Units, or upon payment of any proceeds under the insurance policy issued to the Trustee of the Fund with respect to each Bond which represent maturing principal on defaulted obligations held by the Trustee. Any loss realized on such disposition may not be utilized to offset gains realized by such Certificateholder on the disposition of assets the gain on which is subject to the New Jersey Gross Income Tax.

4. Units of the New Jersey Trust may be taxable on the death of a Certificateholder under the New Jersey Transfer Inheritance
Tax Law or the New Jersey Estate Tax Law.

5. If a Certificateholder is a corporation subject to the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax, interest from the Bonds in the New Jersey Trust which is allocable to such corporation will be includable in its entire net income for purposes of the New Jersey Corporation Business
Tax or New Jersey Corporation Income Tax, less any interest expense incurred to carry such investment to the extent such interest expense has not been deducted in computing Federal taxable income. Net gains derived by such corporation on the disposition of the Bonds by the New Jersey Trust or on the disposition of its Units will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation
Income Tax. Any proceeds paid under the insurance policy issued to the Trustee of the Fund with respect to each Bond which represent maturing interest or maturing principal on defaulted obligations held by the Trustee will be included in its entire net income for purposes of the New Jersey Corporation Business Tax or New Jersey Corporation Income Tax if, and to the same extent as, such interest or proceeds would have been so included if paid by the issuer of the defaulted obligations. The fair value of the Bonds will be included in the corporation's entire net worth for purposes of the New Jersey Corporation Business Tax. (The tax on net worth is phasing down by 25% per year, beginning on April 1, 1983, and will disappear entirely with respect to taxable years beginning on or after July 1, 1986.)

Ohio Guaranteed Trust

The Trust will invest substantially all of its net assets in securities issued by or on behalf of (or in certificates of participation in lease purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The
Trust is therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio
Obligations. The following information constitutes


Page A-9

only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

The timely payment of principal of and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Trust or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the Prospectus.

Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980.
The Census estimate for 1993 is 11,091,000.

While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among geographic areas of the State.

There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Trust portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July
1 to June 30 fiscal year "FY" or fiscal biennium in a deficit position. Most State operations are financed through the General
Revenue Fund "GRF", for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. These procedures included general and selected reductions in appropriations spending.

Key biennium ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund ("BSF," a cash and budgetary management fund). In the next two fiscal years, necessary corrective steps were taken to respond to lower receipts and higher expenditures in certain categories than earlier estimated. Those steps included selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF. The State reported June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

To allow time to resolve certain budget differences for the 1992-93 biennium, an interim appropriations act was enacted effective
July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the BSF to the GRF in FY 1992.

Based on the updated results and forecast in the course of FY
1992, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY
1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales, use and personal income taxes. Higher expenditure levels came in certain areas, particularly human services, including Medicaid. The Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million.
As authorized by the General Assembly, the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF, and adjustments made in the timing of certain tax payments. Other administrative revenue and spending actions resolved the remaining GRF imbalance.

A significant GRF shortfall (approximately $520 million) was then projected for the next year, FY 1993. It was addressed by appropriate legislative and administrative actions. The Governor ordered, effective July 1, 1992, $300 million in selected GRF


Page A-10

spending reductions. Subsequent executive and legislative action in December 1992 - a combination of tax revisions and additional spending reductions - resulted in a balance of GRF resources and expenditures for the 1992-93 biennium. The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF. (Based on June 30, 1994 balances, an additional $260 million has been deposited in the BSF, which has a current balance of $288.7 million.)

No spending reductions were applied to appropriations needed for debt service or lease rentals on any State obligations.

The GRF appropriations act for the current 1994-95 biennium was passed and signed by the Governor on July 1, 1993. All necessary
GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act, and are included in the GRF appropriations bill for the 1996-97 biennium which has now been passed and signed by the Governor.

The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current
State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.

By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At June 9, 1995, $820.1 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery.
The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any time ($34.7 million outstanding); and
(b) of $360 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($728.2 million outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resource purposes which may be outstanding at any one time ($50 million outstanding or awaiting delivery, with no more than $50 million to be issued in any one year).

Resolutions in both houses of the General Assembly are aimed at submitting at the November 1995 election constitutional amendments relating to State debt. One, adopted by both houses, would, among other things, extend the local infrastructure bond program by authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years, and expand the authority for highway improvement bonds. Another proposed amendment would authorize, among other things, the issuance of State general obligation debt for a variety of purposes and without additional vote of the people to the extent that debt service on all State general obligation debt and GRF-supported obligations would not exceed 5% of all the preceding fiscal year's GRF expenditures.
It cannot be predicted whether the latter proposed amendment will in fact be submitted, or, if it is submitted, whether it or the other amendment will be approved by the electors.

The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion of which were outstanding at June 9, 1995.

A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for the purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

The House has adopted a resolution submitting to the electors a constitutional amendment prohibiting the General Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence to submission will be received.

State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


Page A-11


Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. In one case, the trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The
State has appealed. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Borrowings under this program totalled $68.6 million for 44 districts (including $46.6 million for one district) in FY 1992, $94.5 million for 27 districts (including $75 million for one) in FY 1993, and $15.6 million for 28 districts in FY 1994.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other local subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

At present the State itself does not levy any ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The
Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of the aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

In the opinion of Squire, Sanders & Dempsey, special counsel to the Multistate Trust for Ohio tax matters, which relies on the opinion of Brown & Wood regarding Federal income tax matters relating to the Multistate Trust, under existing Ohio law, as of the Date of Deposit:

1. The Ohio Guaranteed Trust is not taxable as a corporation or otherwise for purposes of the Ohio income tax, the Ohio corporation franchise tax, or the Ohio dealers in intangibles tax.

2. Income of the Ohio Guaranteed Trust will be treated as the income of the Certificateholders for purposes of the Ohio income tax, Ohio municipal income taxes and the Ohio corporation franchise tax in proportion to the respective interest therein of each Certificateholder.

3. Interest on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), or by the government of Puerto Rico, the Virgin Islands or Guam ("Territorial Obligations") held by the Ohio Guaranteed Trust that is exempt from Federal income tax is exempt from Ohio income tax and the Ohio corporation franchise tax and will retain its tax-exempt status when distributed or deemed distributed to Certificateholders.

4. Proceeds paid to the Ohio Guaranteed Trust under insurance policies obtained by the Ohio Guaranteed Trust or by the issuer of the respective Bonds representing maturing interest on defaulted obligations held by the Ohio Guaranteed Trust will be exempt from Ohio income tax, Ohio municipal income taxes and the Ohio corporation franchise tax if, and to the same extent as, such interest would be exempt from such taxes if paid directly by the issuer of such obligations.

5. Certificateholders are not subject to Ohio income tax on gains realized upon the sale or other disposition of obligations held by the Ohio Guaranteed Trust to the extent that such gains would not be subject to such taxes if the obligations were held and sold or otherwise disposed of directly by the Certificateholders.

6. Ohio intangibles taxes on "investments" such as Units of the Ohio Guaranteed Trust have been eliminated beginning with the return year 1986. Therefore, Certificateholders will not be subject to Ohio intangibles taxes on their Units of the Ohio Guaranteed Trust.

7. Effective May 23, 1986, except as stated in the next sentence, Ohio municipalities may not impose income taxes on interest on or gain from the sale of any obligations, including Ohio Obligations and Territorial Obligations. Certain municipalities that were permitted by local ordinance to tax any type of intangible income on or before April 1, 1986, may continue to do so through the end of the taxpayer's fiscal year ending in 1988. Specific State statutes authorizing the issuance of certain Ohio Obligations provide that the interest on and gain from the sale or other disposition of such Ohio Obligations are exempt from all taxation in the State.
Such statutes would preclude any Ohio municipal income taxation of interest on or gain from the sale of the obligations to which the statutes relate. Interest on all Territorial Obligations is exempt from all Ohio municipal income taxes.


Page A-12



MULTISTATE TRUST, SERIES 33
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
=================================

                                                                                         New Jersey        Ohio
                                                         Connecticut      Maryland       Guaranteed     Guaranteed
                                                            Trust          Trust           Trust           Trust
                                                        --------------  --------------  -------------   -------------
Face Amount of Securities in Trust                      $   2,955,000   $     490,000   $   1,345,000   $   1,295,000
Number of Units                                                 3,720           1,774           2,423           1,753
        Fractional Undivided Interest in
                Trust represented by each Unit                1/3,720         1/1,774         1/2,423         1/1,753
Public Offering Price:
        Aggregate Bid Price of Underlying
                Securities                              $3,152,169.99   $1,028,060.24   $1,227,330.99   $1,255,324.96
                                                        =============   =============   =============   =============
        Divided units in trust                          $      847.35   $      579.51   $      506.53   $      716.10
        Plus Sales Charge                                       36.20           13.53           20.60           22.14
                                                        -------------   -------------   -------------   -------------
        Plus Offering Price per Unit                    $      883.55*  $      593.04*  $      527.13*  $      738.24*
                                                        =============   =============   =============   =============
Unit Value for Purposes of
        Redemption                                      $      847.35   $      579.51   $      506.53   $      716.10
Excess of Public Offering Price
        per Unit over Redemption
        Value per Unit                                  $       36.20   $       13.53   $       20.60   $       22.14
Calculation of Estimated
        Net Annual Interest Income
        per Unit
-----------------------------



MONTHLY:
--------
        Annual interest income per Unit                 $       59.80   $       17.85   $       36.11   $       51.44
        Less estimated annual expenses
                per Unit                                         2.06            1.94            1.99            2.24
       Less annual premium on portfolio
                insurance per Unit                                  -               -             .28            1.32
                                                        -------------   -------------   -------------   -------------
        Estimated net annual interest
                income per Unit                         $       57.74   $       15.91   $       33.84   $       47.88
                                                        =============   =============   =============   =============



MULTISTATE TRUST, SERIES 33
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
=================================


                                                                                         New Jersey        Ohio
                                                         Connecticut      Maryland       Guaranteed     Guaranteed
                                                            Trust          Trust           Trust           Trust
                                                        --------------  --------------  -------------   -------------
SEMI-ANNUAL:
------------
        Annual interest income per Unit                 $       59.80   $       17.85   $       36.11   $       51.44
        Less estimated annual expenses
                per Unit                                         1.56            1.62            1.56            1.78
        Less annual premium on portfolio
                insurance per Unit                  -               -             .28            1.32
                                                        -------------   -------------   -------------   -------------
        Estimated net annual interest
                income per Unit                         $       58.24   $       16.23   $       34.27   $       48.34
                                                        =============   =============   =============   =============
--------------------------
*       Plus accrued interest to expected
                date of settlement (three
                business days after
                purchase) of
                    Monthly                             $       11.00   $       7.86    $        7.53   $        8.22
                Semi-annual                             $       15.64   $      11.12    $       10.30   $       12.09


MULTISTATE TRUST, SERIES 33
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
=================================

Per Unit Information


                                                                                         New Jersey        Ohio
                                                         Connecticut      Maryland       Guaranteed     Guaranteed
                                                            Trust          Trust           Trust           Trust
                                                        --------------  --------------  -------------   -------------
Calculation of Estimated Monthly
        or Semi-Annual Interest per
        Unit:
         Monthly
         -------
           Estimated net annual
             interest income per Unit                   $       57.74   $        15.91  $       33.84   $       47.88
           Divided by 12                                $        4.81   $         1.32  $        2.82   $        3.99
        Semi-annual
        -----------
           Estimated net annual
             interest income
             per Unit                                   $       58.24   $        16.23  $       34.27   $       48.34
           Divided by 2                                 $       29.12   $         8.11  $       17.13   $       24.17
Estimated Current Return based
        on Public Offering Price:**
                Monthly                                          6.54%            2.68%         6.42%            6.49%
                Semi-annual                                      6.59%            2.74%         6.50%            6.55%
Estimated Long-Term Return:***
        Monthly                                                  4.79%            5.52%         5.57%            4.62%
        Semi-annual                                              4.85%            5.57%         5.65%            4.69%
Daily rate at which interest
        (net of estimated expenses)
        accrues per Unit:
                Monthly                                 $      .16038   $       .04419  $     .09400    $      .13300
                Semi-annual                             $      .16177   $       .04508  $     .09519    $      .13427



MULTISTATE TRUST, SERIES 33
SUMMARY OF ESSENTIAL INFORMATION
AT JUNE 30, 1995
(Continued)
=================================
Per Unit Information (Continued)
Record Days:
   Monthly:  The first day of each month
   Semi-Annual:  June 1 and December 1 of each year
Distribution Days:
   Monthly: The fifteenth day of each month
   Semi-Annual:  June 15 and December 15 of each year
Trustee's Annual Fee:
   For each $1,000 principal amount of Bonds in the Trust, $1.24 under the monthly and $.69 under the semi-annual distribution plan.
Annual Insurance Premiums:
    New Jersey Guaranteed Trust         $  701
    Ohio Guaranteed Trust               $2,310
Minimum Value of State Trust:
   Trust Agreement may be terminated if value of trust is less than:
                Connecticut Trust               $  800,000
                Maryland Trust                  $  400,000
                New Jersey Guaranteed Trust     $  500,000
                Ohio Guaranteed Trust           $  400,000
Evaluators' Fees:  $12 for each daily valuation
Evaluation Time:
   2:00 P.M., New York Time, on the day next following receipt by the Sponsor of an order for a Unit sale or purchase or by the Trustee of a Unit tendered for redemption.
Sponsor's Advisory Fee:
   Maximum of $.25 per Unit outstanding in each State Trust increased by the cumulative Consumer Price Index change since inception of the Trust. Mandatory Termination Date: December 31, 2035

[FN]
--------------------
        **Semi-annual distributions yield a slightly higher return due to lower Trustee's fees and expenses.

        ***Estimated Long-Term Return is calculated by using a formula that takes into account the yields (including accretion of discounts and amortization of premiums) of the individual Bonds in the Trust's portfolio, weighted to reflect the market value and time to maturity (or, in certain cases, to earlier call date) of such Bonds, adjusted to reflect the Public Offering Price (including sales charge and expenses) per Unit. This calculation does not take into account delays in payment to Unit holders for the first few months of Trust operations, which reduces the Long-Term Return number. See
"The Trust - Interest, Estimated Current Return and Estimated Long-Term Return" in Part II of the Prospectus.

Connecticut Trust

        The portfolio consists of 14 issues of Bonds representing obligations of issuers located in Connecticut, with stated maturity dates ranging from July 1, 1995 to November 15, 2018. $490,000 of the
Bonds in the Trust are General Obligations of the Governmental entities issuing them. $2,470,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 6 (16.5%); Revenue Bonds: Multi-Family Housing, 3 (27.7%); Health
Care, 1 (.2%); Water, Sewer and Solid Waste, 3 (35.3%); and Transportation,
1 (20.3%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 48.0% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On
May 31, 1995, the bid side valuation of 100.0% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a premium over par. See "Portfolio" in Part II of this Prospectus.

Maryland Trust

        The portfolio consists of 10 issues of Bonds representing obligations of issuers located in Maryland, with stated maturity dates ranging from July 1, 1995 to January 1, 2022. $10,000 of the Bonds in the Trust are General Obligations of the Governmental entities issuing them. $1,025,000 of the Bonds in the Trust are payable from income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 1 (1.0%);
Revenue Bonds: Multi-Family Housing, 3 (35.7%); Health Care, 2
(10.1%); Transportation, 2 (29.0%); Higher Education, 1 (23.7%);
and Other, 1 (.5%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 65.7% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On
May 31, 1995, the bid side valuation of .5% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 99.5% was at a premium over par. See "Portfolio" in Part II of the Prospectus.

New Jersey Guaranteed Trust

        The portfolio consists of 8 issues of Bonds representing obligations of issuers located in New Jersey, with stated maturity dates ranging from May 1, 1996 to May 1, 2026. $180,000 of the Bonds in the
Trust are General Obligations of the Governmental entities issuing them. $1,180,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows: General Obligations, 1 (13.2%); Revenue
Bonds: Single-Family Housing, 1 (29.4%); Multi-Family Housing,
1 (12.9%); Transportation, 1 (7.0%); Water, Sewer and Solid Waste,
1 (18.0%); Higher Education, 2 (14.7%); and Other, 1 (4.8%). The
Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute 25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 68.8% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions.
For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On May 31, 1995, the bid side valuation of 12.9% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 87.1% was at a premium over par. See "Portfolio" in Part II of the Prospectus.

Ohio Guaranteed Trust

        The portfolio consists of 7 issues of Bonds representing obligations of issuers located in Ohio and Puerto Rico, with stated maturity dates ranging from June 1, 1995 to December 1, 2018. $1,525,000 of the Bonds in the Trust are payable from the income of specific projects. The portfolio is divided for purposes of issues as follows:
 Appropriations, 1 (20.1%); Revenue Bonds: Single-Family Housing,
1 (7.3%); Water, Sewer and Solid Waste, 3 (54.2%); Transportation,
1 (16.7%); and Other, 1 (1.7%). The Trust is deemed "concentrated" in a particular category when the Bonds in that category constitute
25% or more of the aggregate principal amount of the Bonds in the Trust. For further discussion relating to the special characteristics of certain of such Bond issues, see "Portfolio" in Part II of the Prospectus. 47.2% of the Bonds in the Portfolio are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. For an explanation of the significance of the factors see "Portfolio" in Part II of the Prospectus. On
May 31, 1995, the bid side valuation of 9.0% of the aggregate principal amount of Bonds in the portfolio for this Trust was at a discount from par and 91.0% was at a premium over par. See
"Portfolio" in Part II of the Prospectus.

INDEPENDENT AUDITORS' REPORT
----------------------------
The Sponsor, Trustee and Unit Holders of Multistate Trust, Series 33:

We have audited the accompanying statement of net assets of Multistate Trust, Series 33 (Connecticut Trust, Maryland Trust, New Jersey
Guaranteed Trust and Ohio Guaranteed Trust), including the schedule of investments, as of May 31, 1995, and the related statements of operations and changes in net assets for the years ended May
31, 1995 and 1994. These financial statements are the responsibility of the Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Multistate Trust, Series 33 as of May 31, 1995, and the results of its operations and changes in net assets for the years ended May 31, 1995 and 1994, in conformity with generally accepted accounting principles.

BDO Seidman, LLP




Woodbridge, New Jersey
June 30, 1995, except for Note 5
 which is as of September 1, 1995

MULTISTATE TRUST, SERIES 33
STATEMENT OF NET ASSETS
MAY 31, 1995
============================


                                                                                         New Jersey        Ohio
                                                         Connecticut      Maryland       Guaranteed     Guaranteed
                                                            Trust          Trust           Trust           Trust
                                                        --------------  --------------  -------------   -------------
ASSETS:
        CASH                                            $   52,562      $    4,417      $    1,495      $        -
        INVESTMENTS IN SECURITIES, at
                market value (cost $3,068,858,
                $1,069,863, $1,212,954 and
                $1,467,939)                              3,155,291       1,107,431       1,245,234       1,462,953
        ACCRUED INTEREST RECEIVABLE                         37,680          31,904          24,700          43,541
                                                        ----------      ----------      ----------      ----------
                        Total trust property             3,245,533       1,143,752       1,271,429       1,506,494
        LESS - ACCRUED EXPENSES AND OTHER
                LIABILITIES                                    635             335             450          14,749
                                                        ----------      ----------      ----------      ----------
NET ASSETS                                              $3,244,898      $1,143,417      $1,270,979      $1,491,745
                                                        ==========      ==========      ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
STATEMENT OF NET ASSETS
MAY 31, 1995
(Continued)
===========================

NET ASSETS REPRESENTED BY:


                                          Monthly      Semi-annual
                                        distribution    distribution
                                            plan            plan          Total
                                        ------------    ------------    -----------
Connecticut Trust
-----------------
VALUE OF FRACTIONAL
        INDIVIDUAL
        INTERESTS                       $1,879,043      $1,273,884      $3,152,927
UNDISTRIBUTED NET
        INVESTMENT INCOME                   32,996          58,975          91,971
                                        ----------      ----------      ----------
                Total value             $1,912,039      $1,332,859      $3,244,898
                                        ==========      ==========      ==========
UNITS OUTSTANDING                            2,217           1,503           3,720
                                        ==========      ==========      ==========
VALUE PER UNIT                          $   862.44      $   886.80
                                        ==========      ==========



Maryland Trust
--------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS             $  370,563      $  733,789      $1,104,352
UNDISTRIBUTED NET
        INVESTMENT INCOME                    4,987          34,078          39,065
                                        ----------      ----------      ----------
                Total value             $  375,550      $  767,867      $1,143,417
                                        ==========      ==========      ==========
UNITS OUTSTANDING                              606           1,200           1,806
                                        ==========      ==========      ==========
VALUE PER UNIT                          $   619.72      $   639.89
                                        ==========      ==========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
STATEMENT OF NET ASSETS
MAY 31, 1995
(Continued)
===========================
NET ASSETS REPRESENTED BY (continued):


                                          Monthly      Semi-annual
                                        distribution    distribution
                                            plan            plan          Total
                                        ------------    ------------    -----------
New Jersey Guaranteed
        Trust
---------------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS             $  827,334      $410,122        $1,237,456
UNDISTRIBUTED NET
        INVESTMENT INCOME                   14,617        18,906            33,523
                                        ----------      --------        ----------
                Total value             $  841,951      $429,028        $1,270,979
                                        ==========      ========        ==========
UNITS OUTSTANDING                            1,634           810             2,444
                                        ==========      ========        ==========
VALUE PER UNIT                          $   515.27      $ 529.66
                                        ==========      ========



Ohio Guaranteed Trust
---------------------
VALUE OF FRACTIONAL
        UNDIVIDED INTERESTS             $1,046,530      $408,543        $1,455,073
UNDISTRIBUTED NET
        INVESTMENT INCOME                   17,687        18,985            36,672
                                        ----------      --------        ----------
                Total value             $1,064,217      $427,528        $1,491,745
                                        ==========      ========        ==========
UNITS OUTSTANDING                            1,268           495             1,763
                                        ==========      ========        ==========
VALUE PER UNIT                          $   839.29      $ 863.69
                                        ==========      ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
CONNECTICUT TRUST
STATEMENTS OF OPERATIONS
===========================


                                          Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        --------        ---------
INVESTMENT INCOME - INTEREST            $224,815        $237,964
                                        --------        --------
EXPENSES:
        Trustee fees                       3,865           3,981
        Evaluation fees                      607             607
        Sponsors' advisory fees            1,430             936
        Auditors' fees                     1,295           1,113
                                        --------        --------
                Total expenses             7,197           6,637
                                        --------        --------
NET INVESTMENT INCOME                    217,618         231,327
REALIZED GAIN (LOSS) ON
        SECURITIES SOLD OR REDEEMED
        (Note 3)         		   2,742         (55,202)
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                     (38,346)         (1,685)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $182,014        $174,440
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
CONNECTICUT TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                             Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ----------      ----------
OPERATIONS:
        Net investment income           $  217,618      $  231,327
        Realized gain (loss) on
           securities sold or redeemed       2,742         (55,202)
        Net change in unrealized market
           depreciation                    (38,346)         (1,685)
                                        ----------      ----------
        Net increase in net assets
           resulting from operations       182,014         174,440
                                        ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income             (220,844)       (247,232)
        Principal                           (6,872)       (302,083)
                                        ----------      ----------
          Total distributions             (227,716)       (549,315)
                                        ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 83 and 197 units     (70,954)       (174,156)
                                        ----------      ----------
NET INCREASE (DECREASE) IN
        NET ASSETS                        (116,656)       (549,031)
NET ASSETS:
        Beginning of year                3,361,554       3,910,585
                                        ----------      ----------
        End of year                     $3,244,898      $3,361,554
                                        ==========      ==========

DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                $58.13          $60.98
                Semi-annual plan            $58.85          $64.85
        Principal:
                Monthly plan                $ 1.84          $75.71
                Semi-annual plan            $ 1.84          $75.71

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
MARYLAND TRUST
STATEMENTS OF OPERATIONS
===========================

                                             Year ended May 31,
                                        -------------------------
                                          1995            1994
                                        ----------      ----------
INVESTMENT INCOME - INTEREST            $ 94,681        $120,812
                                        --------        --------
EXPENSES:
        Trustee fees                       1,754           2,125
        Evaluation fees                      607             607
        Sponsors' advisory fees              694             505
        Auditors' fees                       700             207
                                        --------        --------
                Total expenses             3,755           3,444
                                        --------        --------
NET INVESTMENT INCOME                     90,926         117,368
REALIZED LOSS ON SECURITIES SOLD
        OR REDEEMED (Note 3)             (32,616)         (3,080)
NET CHANGE IN UNREALIZED MARKET
        APPRECIATION (DEPRECIATION)       23,184         (52,953)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $ 81,494        $ 61,335
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
MARYLAND TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================

                                                     Year ended May 31,
                                                -------------------------
                                                  1995            1994
                                                ----------      ----------
OPERATIONS:
        Net investment income                   $   90,926      $  117,368
        Realized loss on securities
                sold or redeemed                   (32,616)         (3,080)
        Net change in unrealized market
                appreciation (depreciation)         23,184         (52,953)
                                                ----------      ----------
        Net increase in net assets
               resulting from operations            81,494          61,335
                                                ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income                     (107,268)       (127,783)
        Principal                                 (243,343)       (317,483)
                                                ----------      ----------
              Total distributions                 (350,611)       (445,266)
                                                ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 179 and 14 units            (128,364)        (11,408)
                                                ----------      ----------
NET DECREASE IN NET ASSETS                        (397,481)       (395,339)
NET ASSETS:
        Beginning of year                        1,540,898       1,936,237
                                                ----------      ----------
        End of year                             $1,143,417      $1,540,898
                                                ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                       $ 50.80         $ 60.77
                Semi-annual plan                   $ 55.75         $ 65.42
        Principal:
                Monthly plan                       $133.12         $159.21
                Semi-annual plan                   $133.12         $159.21

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
NEW JERSEY GUARANTEED TRUST
STATEMENTS OF OPERATIONS
===========================


                                            Year ended May 31,
                                        ------------------------
                                           1995          1994
                                         --------       ---------
INVESTMENT INCOME - INTEREST            $ 89,942        $109,454
                                        --------        --------
EXPENSES:
        Trustee fees                       2,159           2,467
        Evaluation fees                      607             607
        Sponsors' advisory fees              973             631
        Insurance premiums                   701             809
        Auditors' fees                       875             407
                                        --------        --------
                Total expenses             5,315           4,921
                                         --------        --------
NET INVESTMENT INCOME                     84,627         104,533
REALIZED LOSS ON SECURITIES SOLD
        OR REDEEMED (Note 3)                (131)        (33,311)
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                     (18,726)        (10,891)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $ 65,770        $ 60,331
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
NEW JERSEY GUARANTEED TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================


                                            Year ended May 31,
                                        ------------------------
                                           1995          1994
                                         --------       ---------
OPERATIONS:
        Net investment income           $   84,627      $  104,533
        Realized loss on securities
         sold or redeemed                     (131)        (33,311)
        Net change in unrealized market
                depreciation               (18,726)        (10,891)
                                        ----------      ----------
        Net increase in net assets
               resulting from operations    65,770          60,331
                                        ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income              (86,500)       (125,594)
        Principal                                -        (669,800)
                                        ----------      ----------
        Total distributions                (86,500)       (795,394)
                                        ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 56 and -0- units     (28,375)              -
                                        ----------      ----------
NET DECREASE IN NET ASSETS                 (49,105)       (735,063)
NET ASSETS:
        Beginning of year                1,320,084       2,055,147
                                        ----------      ----------
        End of year                     $1,270,979      $1,320,084
                                        ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                $34.04         $ 47.37
                Semi-annual plan            $35.37         $ 56.06
        Principal:
                Monthly plan                $    -         $267.92
                Semi-annual plan            $    -         $267.92

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
OHIO GUARANTEED TRUST
STATEMENTS OF OPERATIONS
===========================

                                            Year ended May 31,
                                        ------------------------
                                           1995          1994
                                         --------       ---------
INVESTMENT INCOME - INTEREST            $109,176        $118,055
                                        --------        --------
EXPENSES:
        Trustee fees                       2,210           2,402
        Evaluation fees                      607             607
        Sponsors' advisory fees              679             451
        Insurance premiums                 2,318           2,558
        Auditors' fees                       630             181
                                        --------        --------
                Total expenses             6,444           6,199
                                        --------        --------
NET INVESTMENT INCOME                    102,732         111,856
REALIZED LOSS ON SECURITIES SOLD
        OR REDEEMED (Note 3)              (1,787)         (1,578)
NET CHANGE IN UNREALIZED MARKET
        DEPRECIATION                     (30,358)        (45,781)
                                        --------        --------
NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS       $ 70,587        $ 64,497
                                        ========        ========

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
OHIO GUARANTEED TRUST
STATEMENTS OF CHANGES IN NET ASSETS
===================================


                                            Year ended May 31,
                                        ------------------------
                                           1995          1994
                                         --------       ---------
OPERATIONS:
        Net investment income           $  102,732      $  111,856
        Realized loss on securities
           sold or redeemed                 (1,787)         (1,578)
        Net change in unrealized market
          depreciation                     (30,358)        (45,781)
                                        ----------      ----------
        Net increase in net assets
           resulting from operations        70,587          64,497
                                        ----------      ----------
DISTRIBUTIONS TO UNIT HOLDERS:
        Net investment income             (103,688)       (117,463)
        Principal                               -         (251,020)
                                        ----------      ----------
        Total distributions               (103,688)       (368,483)
                                        ----------      ----------
CAPITAL SHARE TRANSACTIONS:
        Redemption of 27 and 16 units      (22,495)        (15,635)
                                        ----------      ----------
NET DECREASE IN NET ASSETS                 (55,596)       (319,621)
NET ASSETS:
        Beginning of year                1,547,341       1,866,962
                                        ----------      ----------
        End of year                     $1,491,745      $1,547,341
                                        ==========      ==========
DISTRIBUTIONS PER UNIT (Note 2):
        Interest:
                Monthly plan                $57.84         $ 63.97
                Semi-annual plan            $58.37         $ 68.28
        Principal:
                Monthly plan                $    -         $139.90
                Semi-annual plan            $    -         $139.90

[FN]

See accompanying notes to financial statements.

MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
=============================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------
        General
        -------
          The Trust is registered under the Investment Company Act of 1940.

        Securities
        ----------
          Securities transactions are recorded on a settlement date basis which does not differ materially from trade date. Investments in securities are stated at bid side market value as determined by an independent outside evaluator.

        Taxes on income
        ---------------
          The Trust is not subject to taxes on income and, accordingly, no provision has been made.

NOTE 2 - DISTRIBUTIONS
----------------------
          Interest received by the Trust is distributed to Unit Holders either semi-annually on the fifteenth day of June and December or, if elected by the Unit Holder, on the fifteenth day of each month, after deducting applicable expenses. Principal distributions, resulting from the sale or redemption of securities, were made from the Connecticut Trust in December 1994 and the Maryland Trust in February 1995.

MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED
-------------------------------


Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Connecticut Trust
        Year ended May 31, 1995:
14      $10,000         8/2/94          South Central           $10,394         $10,000         $  394
                                        Connecticut
                                        Regional
                                        Water Autho-
                                        rity, Water
                                        System Reve-
                                        nue Bonds,
                                        1986 Series

14       45,000         8/31/94         South Central            47,400          45,000          2,400
                                        Connecticut
                                        Regional
                                        Water Autho-
                                        rity, Water
                                        System Reve-
                                        nue Bonds,
                                        1986 Series

 1       10,000         11/15/94        Connecticut              10,000          10,356           (356)
                                        Housing
                                        Finance
                                        Authority,
                                        Housing
                                        Mortgage
                                        Finance
                                        Program
                                        Bonds, 1985
                                        Series A


MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Connecticut Trust (continued)
        Year ended May 31, 1995 (continued):
14      $10,000         4/26/95         South Central           $10,304         $10,000         $  304
                                        Connecticut
                                        Regional
                                        Water Autho-
                                        rity, Water
                                        System Reve-
                                        nue Bonds,
        -------                         1986 Series             -------         -------         -------
        $75,000                                                 $78,098         $75,356         $ 2,742
        =======                                                 =======         =======         =======



        Maryland Trust
        Year ended May 31, 1995:
*       $15,000         7/19/94         Washington              $15,250         $17,782         $(2,532)
                                        Suburban
                                        Sanitary
                                        District
                                        (Montgomery
                                        and Prince
                                        George's
                                        Counties,
                                        Maryland)
                                        General
                                        Construction
                                        Bonds of 1984
                                        (General
                                        Obligations)



MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Maryland Trust (continued)
        Year ended May 31, 1995 (continued):

10      $ 65,000        11/22/94        Maryland                $ 67,662        $ 73,679        $ (6,017)
                                        Transportation
                                        Authority,
                                        Transportation
                                        Facilities
                                        Projects,
                                        Revenue Bonds,
                                        Series 1985

10        25,000        12/12/94        Maryland                  25,983          28,338          (2,355)
                                        Transportation
                                        Authority,
                                        Transportation
                                        Facilities
                                        Projects,
                                        Revenue Bonds,
                                        Series 1985

*        150,000        1/1/95          Northeast                153,750         166,089         (12,339)
                                        Maryland
                                        Waste Dis-
                                        posal Autho-
                                        rity, Resource
                                        Recovery
                                        Revenue Bonds
                                        (Hartford
                                        County
                                        Resource
                                        Recovery
                                        Facility)
                                        Series 1985



MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Maryland Trust (continued)
        Year ended May 31, 1995 (continued):
*       $100,000        1/1/95          Northeast               $102,500        $110,774        $ (8,274)
                                        Maryland
                                        Waste Dis-
                                        posal Autho-
                                        rity, Resource
                                        Recovery
                                        Revenue Bonds
                                        (Hartford
                                        County
                                        Resource
                                        Recovery
                                        Facility)
                                        Series 1985

10        10,000        3/30/95         Maryland                  10,236          11,335          (1,099)
                                        Transportation
                                        Authority,
                                        Transportation
                                        Facilities
                                        Projects,
                                        Revenue Bonds,
        --------                        Series 1985             --------        --------        --------
        $365,000                                                $375,381        $407,997        $(32,616)
        ========                                                ========        ========        ========


MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------



Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        New Jersey Guaranteed Trust
        Year ended May 31, 1995:
7       $10,000         3/16/95         The Township of         $10,292         $10,364         $ (72)
                                        Hillsborough
                                        Municipal
                                        Utilities
                                        Authority
                                        (Somerset
                                        County, New
                                        Jersey),
                                        Revenue
                                        Bonds,
                                        Series 1986
                                        (MBIA Insured)
                                        (General
                                        Obligations)

7         10,000        4/26/95         The Township of           10,305          10,364          (59)
                                        Hillsborough
                                        Municipal
                                        Utilities
                                        Authority
                                        (Somerset
                                        County, New
                                        Jersey),
                                        Revenue
                                        Bonds,
                                        Series 1986
                                        (MBIA Insured)
                                        (General
        -------                         Obligations)            -------         -------         -----
        $20,000                                                 $20,597         $20,728         $(131)
        =======                                                 =======         =======         =====



MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------


Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Ohio Guaranteed Trust
        Year ended May 31, 1995:
*       $10,000         6/1/94          Ohio Water              $10,000         $11,551         $(1,551)
                                        Development
                                        Authority,
                                        Water Devel-
                                        opment
                                        Revenue Re-
                                        funding Bonds,
                                        1985 Refunding
                                        and Improvement
                                        Series (AMBAC
                                        Insured)

4b        5,000         12/1/94         Ohio Water                5,000           5,776            (776)
                                        Development
                                        Authority,
                                        Water Devel-
                                        opment
                                        Revenue Re-
                                        funding Bonds,
                                        1985 Refunding
                                        and Improvement
                                        Series (AMBAC
                                        Insured)

3         5,000         1/1/95          Ohio Housing                431             260             171
                                        Finance Agency,
                                        Single-Family
                                        Mortgage Revenue
                                        Bonds, 1984
                                        Series A


MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Continued)
=============================
NOTE 3 - BONDS SOLD OR REDEEMED (continued)
-------------------------------------------

Port-                                                                                           Realized
folio   Principal       Date                                    Net                             Gain
 No.    Amount          Redeemed        Description             Proceeds         Cost           (Loss)
-----   ---------       --------        ----------------        --------        --------        --------
        Ohio Guaranteed Trust (continued)
        Year ended May 31, 1995 (continued):
3       $ 5,000         3/1/95          Ohio Housing            $   440         $   260         $   180
                                        Finance Agency,
                                        Single-Family
                                        Mortgage Revenue
                                        Bonds, 1984
                                        Series A

3         5,000         5/1/95          Ohio Housing                449             260             189
                                        Finance Agency,
                                        Single-Family
                                        Mortgage Revenue
                                        Bonds, 1984
        -------                         Series A                -------         -------         -------
        $30,000                                                 $16,320         $18,107         $(1,787)
        =======                                                 =======         =======         =======

[FN]

------------
    *  Portfolio redeemed in its entirety.

MULTISTATE TRUST, SERIES 33
NOTES TO FINANCIAL STATEMENTS
(Concluded)
=============================
NOTE 4 - NET ASSETS
-------------------

                                                                         New Jersey        Ohio
                                        Connecticut     Maryland        Guaranteed      Guaranteed
                                           Trust           Trust           Trust          Trust
                                        ------------    -----------     ----------      ----------
Cost of 4,000, 2,000
        2,500 and 2,000 units
        at Date of Deposit              $4,163,688      $2,060,834      $2,576,053      $2,081,886
Less gross underwriting
        commission                         204,000         100,960         126,200         102,000
                                        ----------      ----------      ----------      ----------
                Net cost - initial
                        offering price   3,959,688       1,959,874       2,449,853       1,979,886
Realized net loss on
        securities sold or
        redeemed                           (70,449)        (63,899)        (73,102)        (21,913)
Principal distributions                   (577,635)       (688,502)     (1,143,200)       (280,731)
Redemption of units                       (245,110)       (140,689)        (28,375)       (217,183)
Unrealized market
        appreciation
        (depreciation) of
        securities                          86,433          37,568          32,280          (4,986)
Undistributed net
        investment income                   91,971          39,065          33,523          36,672
                                        ----------      ----------      ----------      ----------
                Net assets              $3,244,898      $1,143,417      $1,270,979      $1,491,745
                                        ==========      ==========      ==========      ==========


NOTE 5 - SUBSEQUENT EVENTS
--------------------------

       Through September 1, 1995, $555,000 and $225,000 of the par value of the Bonds in the Maryland and Ohio Guaranteed Trusts, respectively, were sold or redeemed.

MULTISTATE TRUST, SERIES 33
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
===========================

                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
1       $  405,000   Connecticut Housing    AA        7.625%    11/15/17  11/15/94 @ 100 S.F.   $  419,431    $  416,806  $ 30,881
                     Finance Authority,                                   11/15/96 @ 103 Opt.
                     Housing Mortgage
                     Finance Program
                     Bonds, 1985
                     Series A

2           10,000   Connecticut Housing    AA        8.400     11/15/05  11/15/01 @ 100 S.F.       11,023        10,298      840
                     Finance Authority,                                   11/15/95 @ 103 Opt.
                     Housing Mortgage
                     Finance Program
                     Bonds, 1985
                     Series E

3          405,000   Connecticut Housing    AA        8.750     11/15/18  11/15/06 @ 100 S.F.      452,924       421,200   35,438
                     Finance Authority,                                   11/15/95 @ 103 Opt.
                     Housing Mortgage
                     Finance Program
                     Bonds, 1985
                     Series E

4           75,000   Town of Lisbon,        A(2)      7.200     08/15/05  No Sinking Fund           76,555        87,319   5,400
                     Connecticut,                                         No Optional Call
                     General Obliga-
                     tion Bonds

5          150,000   Town of Lisbon,        A(2)      7.200     08/15/06  No Sinking Fund          153,188       175,048  10,800
                     Connecticut,                                         No Optional Call
                     General Obliga-
                     tion Bonds

6          120,000   City of Milford,       AA        7.100     08/15/06  No Sinking Fund          121,271       139,031   8,520
                     Connecticut,                                         No Optional Call
                     General Obliga-
                     tion Bonds,
                     Issue of 1986


MULTISTATE TRUST, SERIES 33
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
 7       $   75,000  Town of Putnam,        A(2)      7.000%    08/15/98  No Sinking Fund       $   75,598    $   80,847  $  5,250
                     Connecticut,                                         No Optional Call
                     General Obliga-
                     tion Bonds

 8           50,000  Town of Putnam,        A(2)      7.000     08/15/99  No Sinking Fund           50,419        54,478     3,500
                     Connecticut,                                         No Optional Call
                     General Obliga-
                     tion Bonds

 9           20,000  Chaplin, Hampton &     A(2)      7.100     08/15/01  No Sinking Fund           20,182        22,526     1,420
                     Scotland Regional                                    No Optional Call
                     School District
                     Number Eleven,
                     Connecticut,
                     General Obliga-
                     tion Bonds,
                     Issue of 1986

10            5,000  State of Connecticut   Aaa(2)    8.700     07/01/95  No Optional Call           5,606         5,112      435
                     Health and Educa-
                     tional Facilities
                     Authority, Reve-
                     nue Bonds, Yale-
                     New Haven Hospi-
                     tal Issue, Series
                     D (HIBI Insured)
                     (Prerefunded @
                     102 originally
                     due 07/01/00)

11          600,000  Connecticut Resources  AAA       7.875     11/15/12  11/15/01 @ 100 S.F.      637,536       643,224    47,250
                     Recovery Authority,                                  11/15/96 @ 103 Opt.
                     Mid-Connecticut
                     System Bonds,
                     Series B (MBIA
                     Insured)


MULTISTATE TRUST, SERIES 33
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
12      $  600,000   State of Connecticut,  AAA       7.000%    08/15/96  No Optional Call      $  600,000    $  631,830  $ 42,000
                     Special Tax Obliga-
                     tion Bonds, Trans-
                     portation Infra-
                     structure Purposes,
                     1986 Series A
                     (Prerefunded @
                     102 originally
                     due 08/15/06)

13          25,000   South Central          A+        7.125     08/01/96  No Optional Call        25,125(C)    26,219(C)   1,781(C)
                     Connecticut
                     Regional Water
                     Authority, Water
                     System Revenue
                     Bonds, 1986
                     Series
                     (Prerefunded @
                     102 originally
                     due 08/01/06)

14         420,000   South Central          A+        7.000     08/01/96  No Optional Call       420,000(C)   441,353(C)  29,400(C)
                     Connecticut
                     Regional Water
                     Authority, Water
                     System Revenue
                     Bonds, 1986
                     Series
                     (Prerefunded @
                     102 originally
        ----------   due 08/01/01)                                                              ----------    ----------  --------
        $2,960,000                                                                              $3,068,858    $3,155,291  $222,915
        ==========                                                                              ==========    ==========  ========


MULTISTATE TRUST, SERIES 33
CONNECTICUT TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================
NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "original issue discount" bonds (Portfolio Numbers 13 and 14) includes accreted interest income of $3 and $89, respectively, from the date of issuance of the bonds to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 from these bonds has been $68 and $1,927, respectively. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of these bonds, at annual interest rates of 7.2% and 7.1%, respectively, based upon an original issuance discount of 1.0% and 1.0%, respectively, of par. There will be periodic payments of interest at annual interest rates of 7.125% and 7.0%, respectively, of the aggregate principal amount of the bonds.

MULTISTATE TRUST, SERIES 33
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
===========================

                                                                                                              Market
                                                                          Redemption Features                 Value       Annual
Port-   Aggregate                                               Date of   S.F. - Sinking Fund   Cost of       as of       Interest
folio   Principal    Name of Issuer and     Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds         May 31,     Income to
 No.    Amount       Title of Bond          (Note A)  Rate      (Note B)  (Note B)              to Trust      1995        Trust
-----   ----------   --------------------   --------  -------   --------  --------------------  ------------  ----------- ----------
1       $  225,000   Community Development  Aa(2)     6.200%    01/01/18  07/01/03 @ 100 S.F.   $  210,315    $  225,013  $ 13,950
                     Administration of                                    07/01/95 @ 100 Opt.
                     The State of
                     Maryland, Housing
                     Mortgage Revenue
                     Bonds, 1977 Series A

2           45,000   Community Development  Aa(2)     7.125     01/01/20  07/01/08 @ 100 S.F.       45,225       45,040      3,206
                     Administration of                                    07/01/95 @ 101 Opt.
                     The State of
                     Maryland, Housing
                     Mortgage Revenue
                     Bonds, 1978 Series B

3      100,000   Community Development  Aa(2)     6.500     01/01/22  07/01/20 @ 100 S.F.   97,293(C)  101,022(C)  6,500(C)
                     Administration of                                    07/01/95 @ 101 Opt.
                     The State of
                     Maryland, Housing
                     Mortgage Revenue
                     Bonds, 1979 Series A

4           5,000    Maryland Health and    AAA       6.700     07/01/06  07/01/95 @ 100 S.F.        4,839       5,300         335
                     Higher Educational                                   No Optional Call
                     Facilities
                     Authority, Revenue
                     Bonds, Franklin
                     Square Hospital
                     Issue, Series A
                     (Escrowed to
                     Maturity)

5          100,000   Maryland Health and    AAA       6.625     07/01/08  07/01/95 @ 100 S.F.       98,570     107,955       6,625
                     Higher Educational                                   No Optional Call
                     Facilities
                     Authority, Revenue
                     Bonds, Johns Hopkins
                     Hospital Project,
                     Revenue Series 1979
                     (Escrowed to Maturity)



MULTISTATE TRUST, SERIES 33
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
6       $  245,000   Maryland Health and   AAA       9.250%    07/01/00  No Optional Call      $ 285,193(C) $305,660(C) $ 22,663(C)
                     Higher Educational
                     Facilities
                     Authority, Revenue
                     Bonds, Johns Hopkins
                     University Issue,
                     Series 1985A
                     (Prerefunded @
                     105 originally
                     due 07/01/15)

7            5,000   Hagerstown New         AAA       4.250     09/01/03  No Sinking Fund           3,811      4,650         212
                     Public Housing                                       09/01/95 @ 102 Opt.
                     Authority Maryland,
                     New Public Housing
                     Revenue Bonds,
                     Series 1967

8           10,000   Washington Suburban    AAA       8.500     08/01/95  No Optional Call         11,265     10,257         850
                     Sanitary District
                     (Montgomery and
                     Prince George's
                     Counties, Maryland)
                     General Construction
                     Bonds of 1985
                     (General Obligations)
                     (Prerefunded @ 102
                     originally due
                     08/01/04)


MULTISTATE TRUST, SERIES 33
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
 9      $  200,000   Maryland Transporta-  A+        7.000%    07/01/16  No Sinking Fund       $ 200,000(C) $ 200,240(C)$14,000(C)
                     tion Authority,                                     07/01/95 @ 100 Opt.
                     Transportation
                     Facilities Pro-
                     jects, Revenue
                     Bonds, Series 1985

10        100,000    Maryland Transporta-  AAA       9.000     07/01/95  No Optional Call      113,352(C)     102,294(C)  9,000(C)
                     tion Authority,
                     Transportation
                     Facilities Pro-
                     jects, Revenue
                     Bonds, Series 1985
                     (Prerefunded @
                     102 originally
        ----------   due 07/01/15)                                                             ----------   ----------  -------
        $1,035,000                                                                             $1,069,863   $1,107,431  $77,341
        ==========                                                                             ==========   ==========  =======


MULTISTATE TRUST, SERIES 33
MARYLAND TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "original issue discount" bonds (Portfolio Numbers 3, 6, 9 and 10) includes accreted interest income of $3,635, $19, $208 and $6, respectively, from the date of issuance of the bond to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 from these bonds has been $7,657, $230, $3,623 and $98, respectively.
 Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of these bonds, at annual interest rates of 7.0%, 9.4%, 8.9% and 9.0%, respectively, based upon an original issuance discount of 1.5%, 1.0%, 19.9% and 0.5%, respectively, of par. There will be periodic payments of interest at annual interest rates of 6.5%, 9.25%, 7.0% and 9.0%, respectively, of the aggregate principal amount of the bonds.

MULTISTATE TRUST, SERIES 33
NEW JERSEY GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
1       $   65,000   New Jersey Health     AAA       6.900%    07/01/11  07/01/11 @ 100 S.F.   $   66,157   $   70,273  $ 4,485
                     Care Facilities Financing                           No Optional Call
                     Authority, Revenue
                     Bonds, Series C,
                     The Overlook Hospi-
                     tal Association
                     (Escrowed to
                     Maturity by Obliga-
                     tions of the U.S.
                     Government)

2          100,000   University of Medi-   AA        7.000     12/01/06  12/01/02 @ 100 S.F.      98,750(D)   104,502(D)  7,000(D)
                     cine and Dentistry                                  12/01/96 @ 102 Opt.
                     of New Jersey Bonds,
                     Series B

3          100,000   University of Medi-   AA        7.100     12/01/01  No Sinking Fund         100,500      105,792     7,100
                     cine and Dentistry                                  12/01/96 @ 102 Opt.
                     of New Jersey Bonds,
                     Series B

4          175,000   New Jersey Housing    AAA       0.000     05/01/26  05/01/13 @ 24.858 S.F.    3,238(C)     6,484(C)     -(C)
                     and Mortgage                                        05/01/97 @ 4.750 Opt.
                     Finance Agency,
                     Multi-Family
                     Housing Revenue
                     Bonds (Rogers
                     Gardens Project),
                     1985 Series 1
                     (FHA Section 8)

5          400,000   New Jersey Housing    AAA       7.875     10/01/16  10/01/07 @ 100 S.F.      412,000      412,776   31,500
                     and Mortgage                                        10/01/96 @ 103 Opt.
                     Finance Agency,
                     Home Mortgage
                     Purchase Revenue
                     Bonds 1986
                     Series A (MBIA
                     Insured)


MULTISTATE TRUST, SERIES 33
NEW JERSEY GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
6       $   95,000   New Jersey Highway    AA-       6.800%    01/01/00  No Sinking Fund       $   95,000   $   98,258  $ 6,460
                     Authority (Garden                                   01/01/96 @ 102 Opt.
                     State Parkway),
                     Senior Parkway
                     Revenue Bonds,
                     1986 Series

7          180,000   The Township of       AAA       7.625     05/01/96  No Optional Call         186,552      188,944   13,725
                     Hillsborough
                     Municipal Utilities
                     Authority (Somerset
                     County, New Jersey),
                     Revenue Bonds,
                     Series 1986 (MBIA
                     Insured) (General
                     Obligations)
                     (Prerefunded @
                     102 originally
                     due 05/01/15)

8          245,000   Northwest Bergen      AAA       7.500     07/15/96  No Optional Call         250,757      258,205   18,375
                     County Utilities
                     Authority, Bergen
                     County, New Jersey,
                     Revenue Refunding
                     Bonds, 1986 Series
                     (MBIA Insured)
                     (Prerefunded @
                     102 originally
        ----------   due 07/15/13)                                                              ----------  ----------  -------
        $1,360,000                                                                              $1,212,954  $1,245,234  $88,645
        ==========                                                                              ==========  ==========  =======


MULTISTATE TRUST, SERIES 33
NEW JERSEY GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "zero coupon" bonds (Portfolio Number 4) includes accreted interest income of $380 from the date of issuance of the bonds to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 from these bonds was $3,830. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of the bonds, at an annual interest rate of 11%, based upon an original issuance discount of 98.8% of par. There are no periodic payments of interest.

(D) The cost to the Trust of the "original issue discount" bonds (Portfolio Number 2) includes accreted interest income of $8 from the date of issuance of the bonds to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 from these bonds has been $838. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of these bonds, at an annual interest rate of 7.3%
 based upon an original issuance discount of 3.2% of par. There will be periodic payments of interest at an annual interest rate of 7.0% of the aggregate principal amount of the bonds.

MULTISTATE TRUST, SERIES 33
OHIO GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
1       $  250,000   City of Dayton, Ohio  AAA       8.250%    01/01/16  01/01/02 @ 100 S.F.   $  270,780   $  261,632  $ 20,625
                     James M. Cox Dayton                                 01/01/96 @ 102.5 Opt.
                     International
                     Airport, Airport
                     Revenue Bonds,
                     Series 1986 (AMBAC
                     Insured)

2          300,000   State of Ohio, Ohio   A+        7.125     05/01/01  No Sinking Fund         303,150       320,514    21,375
                     Public Facilities                                   05/01/97 @ 102 Opt.
                     Commission, Higher
                     Education Facilities
                     Bonds, Series 1986 B

3          110,000   Ohio Housing Finance  Aa(2)     0.000     08/01/15  02/01/11 @ 58.521 S.F.    5,720(C)     10,613(C)      -(C)
                     Agency, Single-                                     No Optional Call
                     Family
                     Mortgage Revenue
                     Bonds, 1984 Series A

4a         190,000   Ohio Water Develop-   AAA       9.375     06/01/95  No Optional Call        219,472       195,700     17,813
                     ment Authority, Water
                     Development Revenue
                     Refunding Bonds,
                     1985 Refunding and
                     Improvement Series
                     (AMBAC Insured)
                     (Prerefunded @
                     103 originally
                     due 12/01/18)

4b          20,000   Ohio Water Develop-   AAA       9.375     12/01/18  12/01/94 @ 100 S.F       23,102        20,826      1,875
                     ment Authority, Water                               06/01/95 @ 103 Opt.
                     Development Revenue
                     Refunding Bonds,
                     1985 Refunding and
                     Improvement Series
                     (AMBAC Insured)


MULTISTATE TRUST, SERIES 33
OHIO GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================


                                                                                                            Market
                                                                         Redemption Features                Value       Annual
Port-   Aggregate                                              Date of   S.F. - Sinking Fund   Cost of      as of       Interest
folio   Principal    Name of Issuer and    Ratings   Coupon    Maturity  Opt. - Optional Call  Bonds        May 31,     Income to
 No.    Amount       Title of Bond         (Note A)  Rate      (Note B)  (Note B)              to Trust     1995        Trust
-----   ----------   --------------------  --------  -------   --------  --------------------  ------------ ----------- ----------
5       $  300,000   City of Columbus,     NR        8.000%    06/01/96  No Optional Call      $  321,375   $  315,759  $ 24,000
                     Ohio, Sewerage
                     System Revenue
                     Bonds, Series 1986 A
                     (Prerefunded @
                     102 originally
                     due 06/01/08)

6          300,000   Hamilton County, Ohio, AAA      7.500     06/01/96 No Optional Call          307,881      315,675    22,500
                     Sewer System Revenue
                     Bonds, 1986 Series
                     A (the Metropolitan
                     Sewer District of
                     Greater Cincinnati)
                     (Prerefunded @
                     102 originally
                     due 12/01/10)

7           25,000   Puerto Rico New      AAA        3.000     06/01/02  No Sinking Fund            16,459      22,234       750
                     Public Housing                                     12/01/95 @ 101 Opt.
                     Authority, Urban
                     Renewal New
                     Public Housing
        ----------   Bonds, Series 1962                                                         ----------  ----------  --------
        $1,495,000                                                                              $1,467,939  $1,462,953  $108,938
        ==========                                                                              ==========  ==========  ========


MULTISTATE TRUST, SERIES 33
OHIO GUARANTEED TRUST
SCHEDULE OF INVESTMENTS
MAY 31, 1995
(Continued)
===========================

NOTES TO SCHEDULE OF INVESTMENTS

(A) A description of the rating symbols and their meanings appears under "Description of Bond Ratings" in Part II of this Prospectus.
 Ratings are by Standard & Poor's Corporation, except for those indicated by (2), which are by Moody's Investors Service. Certain bond ratings have changed since the Date of Deposit, at which time all such bonds were rated A or better by either Standard
& Poor's Corporation or Moody's Investors Service.

(B) Bonds may be redeemable prior to maturity from a sinking fund (mandatory partial redemption) (S.F.) or at the stated optional call (at the option of the issuer) (Opt.) or by refunding. Certain bonds in the portfolio may be redeemed earlier than dates shown in whole or in part under certain unusual or extraordinary circumstances as specified in the terms and provisions of such bonds. Single-family mortgage revenue bonds and housing authority bonds are most likely to be called subject to such provisions, but other bonds may have similar call features.

(C) The cost to the Trust of the "zero coupon" bonds (Portfolio Number 3) includes accreted interest income of $884 from the date of issuance of the bonds to the Date of Deposit. The accreted interest income from the Date of Deposit to May 31, 1995 from these bonds has been $9,190. Accreted interest income has been calculated on a compounded semi-annual basis from the initial offering date of the bonds, at an annual rate of 12.268% based upon an original issuance discount of 97.5%. There are no periodic payments of interest.

MULTISTATE TRUST, SERIES 33
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
===========================


Item number         Item description                                         Amount
-----------     ------------------------------          ----------------------------------------------------------
                                                                                         New Jersey         Ohio
                                                        Connecticut      Maryland       Guaranteed      Guaranteed
                                                          Trust            Trust           Trust           Trust
                                                        -----------     -----------     -----------     -----------
6-03            Investments - cost                      $3,068,858      $1,069,863      $1,212,954      $1,467,939
6-04-4          Investments                              3,155,291       1,107,431       1,245,234       1,462,953
6-04-6          Receivables                                 37,680          31,904          24,700          43,541
6-04-8          Other assets                                52,562           4,417           1,495               -
-               Balancing amount to total assets               n/a             n/a             n/a             n/a
6-04-9          Total assets                             3,245,533       1,143,752       1,271,429       1,506,494
6-04            Accounts payable for securities                n/a             n/a             n/a             n/a
6-04-13         Senior long-term debt                          n/a             n/a             n/a             n/a
-               Balancing amount to total liabilities          635             335             450          14,749
6-04-14         Total liabilities                              635             335             450          14,749
6-04-16         Senior equity securities                       n/a             n/a             n/a             n/a
6-04-16         Paid-in capital - common shareholders          n/a             n/a             n/a             n/a
6-04-16         Number of shares or units -
                   current period                            3,720           1,806           2,444           1,763


MULTISTATE TRUST, SERIES 33
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
(Continued)
===========================


Item number         Item description                                         Amount
-----------     ------------------------------          ----------------------------------------------------------
                                                                                         New Jersey         Ohio
                                                        Connecticut      Maryland       Guaranteed      Guaranteed
                                                          Trust            Trust           Trust           Trust
                                                        -----------     -----------     -----------     -----------
6-04-16         Number of shares or units -
                   prior period                              3,803           1,985           2,500           1,790
6-04-17(a)      Accumulated undistributed net investment
                   income (current year)                $   91,971      $   39,065      $   33,523      $   36,672
-               Overdistribution of net investment
                   income                                      n/a             n/a             n/a             n/a
6-04-17(b)      Accumulated undistributed net realized
                   gains (losses)                              n/a             n/a             n/a             n/a
-               Overdistribution of realized gains             n/a             n/a             n/a             n/a
6-04-17(c)      Accumulated net unrealized appreciation
                   (depreciation)                           86,433          37,568          32,280          (4,986)
6-04-19         Net assets                               3,244,898       1,143,417       1,270,979       1,491,745
6-07-1(a)       Dividend income                                n/a             n/a             n/a             n/a
6-07-1(b)       Interest income                            224,815          94,681          89,942         109,176
6-07-1(c)       Other income                                   n/a             n/a             n/a             n/a
6-07-2  Expenses - net                                       7,197           3,755           5,315           6,444
6-07-6  Net investment income (loss)                       217,618          90,926          84,627         102,732


MULTISTATE TRUST, SERIES 33
FINANCIAL DATA SCHEDULE
AT MAY 31, 1995
(Continued)
===========================



Item number         Item description                                         Amount
-----------     ------------------------------          ----------------------------------------------------------
                                                                                         New Jersey         Ohio
                                                        Connecticut      Maryland       Guaranteed      Guaranteed
                                                          Trust            Trust           Trust           Trust
                                                        -----------     -----------     -----------     -----------
6-07-7(a)       Realized gains (losses) on investments  $   2,742       $ (32,616)      $    (131)      $  (1,787)
6-07-7(d)       Net increase (decrease) in appreciation
                  (depreciation)                          (38,346)         23,184         (18,726)        (30,358)
6-07-9          Net increase (decrease) in net assets
                  resulting from operations               182,014          81,494          65,770          70,587
C-09-2          Net equalization charges and credit           n/a             n/a             n/a             n/a
6-09-3(a)       Distributions from net investment income (220,844)       (107,268)        (86,500)       (103,688)
6-09-3(b)       Distributions from realized gains             n/a             n/a             n/a             n/a
6-09-3(c)       Distributions from other sources          (77,826)       (371,707)        (28,375)        (22,495)
6-09-4(b)       Number of shares sold                         n/a             n/a             n/a             n/a
6-09-4(b)       Number of shares redeemed                     197             179              56              27
6-09-4(b)       Number of shares issued - reinvestment        n/a             n/a             n/a             n/a
6-09-5          Total increase (decrease) [in assets]    (116,656)       (397,481)        (49,105)         (55,596)
6-09-7          Accumulated undistributed net investment
                income (prior year)                           n/a             n/a             n/a             n/a
6-04-17(b)      Accumulated undistributed net realized
                  gains (prior year)                          n/a             n/a             n/a             n/a
                Overdistribution of net investment income
                  (prior year)                                n/a             n/a             n/a             n/a
                Overdistribution of net realized gains
                  (prior year)                                n/a             n/a             n/a             n/a



          Multistate Tax Exempt Unit Trust, Series 1-7
                               and
                   Multistate Trust, Series 8
                      and Subsequent Series

                      PROSPECTUS, Part II

 Note: Part II of this Prospectus may not be distributed unless accompanied by Part I.


THE TRUST

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by Advest, Inc. (the "Sponsor") in the secondary market or from the Trustee, after having been tendered for redemption. The Units are being offered by the Sponsor at the Public Offering Price plus accrued interest to the expected date of settlement. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale will be received by the Trust. The minimum investment which may be made is one Unit.


Objectives

The Trust (herein referred to as the "Trust" or the "Multistate
Trust") is one of a series of separate unit trusts formed by Moseley Securities Corporation ("Moseley"), formerly a sponsor of the Trust, and the Sponsor under the name Multistate Tax Exempt Unit
Trust, in the case of Series 1 through 7, and under the name Multistate Trust, in the case of Series 8 and subsequent Series. Effective December 29, 1987 Moseley resigned as a sponsor and the agent of the various series of the Trust. The objectives of the Trust, consisting of the underlying State Trusts, are to provide investors with preservation of capital and interest income free from Federal income tax and to the extent indicated from state and local taxes in the State for which the State Trust is named through investment in a portfolio of tax exempt securities. Each State Trust shall consist of interest bearing debt obligations or contracts to purchase such obligations of the State for which the Trust is named, its political subdivisions, municipalities, and public authorities, or of certain United States territories or possessions and their public authorities and may include Trust Units, all described under "Schedule of Investments" (the "Bonds" or "Securities"), dated as of the Date of Determination for the applicable State
Trust in Part I of the Prospectus. In the opinion of bond counsel to the respective issuers of the Bonds (and the bonds underlying any Trust Units), under existing law interest on the Bonds is exempt from Federal income tax. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes when held by residents of the state the name of which appears in the name of such State
Trust. With certain exceptions, capital gains realized upon a sale of Units by an investor or upon disposition of Securities by the Trust will be subject to tax. (See "The Trust-Tax Status of the Trust.") Certain of the Bonds in a State Trust may have been purchased at prices which resulted in the portfolio as a whole being purchased at a market discount. See "Portfolios-State
Risk Factors and Tax Status" in Part I of the Prospectus for a description of market discount which may result in taxable income and capital gain to investors.

The Multistate Trust offers investors an opportunity to participate in a portfolio of tax exempt securities with greater diversification than they might be able to acquire individually. The rate of current interest income, in part, reflects the various factors described in Part I of the Prospectus for each State Trust. Investors should be aware that there is no guarantee that the Multistate Trust's objectives will be achieved because they are subject to the continuing ability of the respective issuers of the Bonds (and the Bonds underlying any Trust Units) to meet the interest and principal payment obligations of such Bonds and of the insurer for that series of the Guaranteed Trust (the "Insurer")* to meet their obligations under the insurance policies guaranteeing the payment, when due, of all principal of and interest on each of the Bonds held in any Guaranteed Trust, and because the market value of such Bonds can be affected by fluctuations in interest rates.
______________
* Municipal Bond Insurance Association is the Insurer of any Guaranteed Trust for Series 1 through Series 36. MBIA Insurance Corporation is the Insurer of any Guaranteed Trust for Series 37 and Subsequent Series.


Guaranteed Trust Insurance

Insurance guaranteeing the payment of all principal (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on each of the Securities in a Guaranteed Trust as such payment shall become due but shall not be paid has been obtained by such Guaranteed
Trust from the Insurer. Certain issues of Securities in a Guaranteed Trust may be Pre-insured Bonds, which are also insured under insurance obtained by its issuer or other parties. Insurance obtained by a Guaranteed Trust is effective only while the Bonds thus insured are held in such Guaranteed Trust; however, any insurance previously obtained by the issuer or any other party, for which a single premium has been paid, is effective so long as the Pre-insured bonds are outstanding. Regardless of whether the insurer of a Pre-insured Bond fulfills its obligations, such Bond will, in any case, continue to be insured under the policy obtained by a Guaranteed Trust from the Insurer, as long as the Bond is held in such Guaranteed Trust and, such Bond will continue to be insured by the Insurer after such Bond is sold from a Guaranteed Trust assuming the Trustee exercises its right to obtain permanent insurance on such Bond, as discussed below. No representation is made as to any Insurer's ability to meet its commitments.

Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the insurance obtained by a Guaranteed Trust unless Securities are in default in payment of principal or interest or in significant risk of such default. (See "Public Offering of Units-Public Offering Price.") On the other hand, the value, if any, of insurance obtained by the issuer of the Securities is reflected and included in the market value of such Securities.

Insurance is not a substitute for the basic credit of an issuer but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a non-cancellable policy for the payment of interest and principal on the bonds is issued by the Insurer. A single premium is paid by the issuer or any other party for its insurance on Pre-insured Bonds, and a monthly premium is paid by a Guaranteed Trust for the insurance it obtains from the Insurer on all of the Bonds in such Guaranteed Trust that are not pre-insured by either Municipal Bond Insurance Association ("MBIA") or MBIA Insurance Corporation (the "Corporation"). No premium will be paid by a Guaranteed Trust on Bonds pre-insured by either MBIA or the Corporation. Pursuant to an irrevocable commitment of the Insurer, upon the sale of a Bond from a Guaranteed Trust, the Trustee has the right to obtain permanent insurance with respect to such Bond upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond.
It is expected that the Trustee will exercise the right to obtain permanent insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor whenever the value of that Bond insured to its maturity less the applicable permanent insurance premium and the related custodial fee exceeds the value of the Bond without such insurance. (See "The Trust-General Considerations-Guaranteed Trust Insurance.")


Organization

The Multistate Trust is one of a series of unit investment trusts created by Moseley and the Sponsor under the name Multistate Tax Exempt Unit Trust, in the case of Series 1 through 7, and the name Multistate Trust, in the case of Series 8 and subsequent
Series. The Multistate Trust was created under the laws of New
York pursuant to a Trust Agreement** (the "Agreement"), dated as of the Date of Deposit as set forth under the "Summary of Essential Information" in Part I of the Prospectus, among Moseley and the Sponsor, the trustee and the evaluator. The Bank of New York (the "Trustee") acts as successor trustee for Series 1 through 23 and as trustee for Series 24 and subsequent Series. Securities Evaluation Service, Inc. (the "Evaluator") acts as successor evaluator for each Series of the Multistate Trust.
______________
**References in this Prospectus to the Agreement are qualified in their entirety by the Agreement which is incorporated herein by reference.

On the Pricing Date as defined in Part I of the Prospectus, each Unit of each State Trust represented the fractional undivided interest in the principal and net income of such State Trust set forth under "Summary of Essential Information" in Part I of the Prospectus. If any Units of a State Trust are redeemed by the Trustee, the principal amount of Securities in such State Trust will be reduced by the amount allocable to such redeemed Units and the fractional undivided interest represented by each Unit will be increased. The number of Units comprising each State Trust will not be increased.


Portfolio

All of the issues of Bonds in each State Trust were rated by Standard
& Poor's Ratings Services, a division of The McGraw-Hill Companies,
Inc. ("Standard & Poor's") or Moody's Investors Service, Inc.
on the date such State Trust was originally established (the "Date of Deposit"). (See "Description of Bond Ratings.") A further explanation of the significance of such ratings may be obtained from the rating agencies furnishing them. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular Bond issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings. Subsequent to the Date of Deposit, a Bond may cease to be rated or its rating may be reduced. (See
"The Trust" in Part I of the Prospectus for a statement regarding ratings of the Bonds on the Date of Determination.) Neither event requires an elimination of such Bond from the portfolio of a State
Trust, but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bonds. (See "Investment Supervision.")

Moseley and the Sponsor selected the Bonds for the portfolio of each State Trust based upon, among other things, the following primary criteria: (a) a minimum rating of "A" either by Standard
& Poor's or Moody's Investors Service, Inc., or, in the case of Series 25 and subsequent Series, in the opinion of Moseley and the Sponsor, possess similar credit characteristics, except any Guaranteed Trust (see "Description of Bond Ratings"); (b) price of the Bonds relative to other issues of similar quality and maturity;
(c) income to the Certificateholders of each State Trust; (d) all the Bonds in each State Trust are obligations of the State for which such State Trust is named and counties, municipalities, authorities or public authorities thereof or issued by certain
United States territories or possessions and their public authorities; and (e) in the case of a Guaranteed Trust, the availability of insurance from the Insurer for the payment of principal and interest on the Securities held in the portfolio of such Guaranteed Trust.

A purpose of the insurance on the Bonds in the portfolio obtained by a Guaranteed Trust is to obtain a higher yield on such Guaranteed Trust portfolio than would be available if all the Securities in such portfolio had Standard

& Poor's "AAA" rating but were uninsured and yet at the same time to have the protection of insurance of payment of interest and principal on the Securities. There is, of course, no certainty that this result will be achieved. Any Pre-insured Bonds in a Guaranteed Trust (all of which are rated "AAA" by Standard & Poor's) may or may not have a higher yield than uninsured bonds rated
"AAA" by Standard & Poor's. In considering Pre-insured Bonds for the portfolio, the Sponsor has applied the criteria hereinbefore described.

Because the Securities in a Guaranteed Trust are insured by the Insurer as to the payment of principal and interest, Standard
& Poor's has assigned to the Units of a Guaranteed Trust and in the case of Series 21 and subsequent Series to all the Bonds while in such Guaranteed Trust its "AAA" investment rating and Moody's Investors Service, Inc. has assigned a rating of "Aaa" to all of the Bonds in such Guaranteed Trust. (See "Description of Bond Ratings"). The obtaining of this rating by a Guaranteed Trust should not be construed as an approval of the offering of the Units by Standard & Poor's or as a guarantee of the market value of such Guaranteed Trust or of the Units.

Certain of the Securities in a State Trust may consist of Trust Units. ANY SUCH TRUST UNITS DEPOSITED WITH THE TRUSTEE REPRESENT DIFFERENT PREVIOUSLY-ISSUED SERIES OF THE MULTISTATE TRUST (no one of which represented at the Date of Deposit more than 5%, and all of which represented at the Date of Deposit no more than 10%, of the value of the portfolio of a State Trust) the portfolios of which contain long-term obligations of the State for which the Trust is named, its political subdivisions, municipalities and public authorities and of certain United States territories or possessions and their public authorities. On the respective Dates of Deposit of said series, the underlying bonds were rated "A" or better by either Standard & Poor's or Moody's Investors Service, Inc. or, in the case of Series 25 and subsequent Series, in the Sponsor's opinion, possess similar credit characteristics. While certain of such bonds included in the portfolios of said series may not presently meet such criteria, they will in no event represent more than 0.5% of the face amount of the portfolio of a State Trust. The investment objectives of the various series are similar to the investment objective of the Trust.

An investment in Units of a State Trust should be made with an understanding of the risks entailed in investments in fixed-rate bonds, including the risk that the value of such bonds (and, therefore, of the Units) will decline with increases in interest rates. Inflation and recession, as well as measures implemented to address these and other economic problems contribute to the fluctuations in the interest rates and the values of fixed-rate bonds generally.
The Sponsor cannot predict future economic policies or their consequences; nor, therefore, can it predict the course or extent of such fluctuations in the future.

For a summary of the types of Securities held in a State Trust, see Part I of the Prospectus, and for a discussion of any risk factors relating to the state for which such State Trust is named, see "Information Regarding the Trust--Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus.


General Considerations

Because certain of the Bonds may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and the proceeds from such events will be distributed to certificate holders and will not be reinvested, no assurance can be given that the Trust will retain for any length of time its present size and composition. The inclusion of unrated Bonds in certain Series of the Trust may result in less flexibility in their disposal and a loss to the Trust upon their disposition. Except as described in footnotes to "Summary of Essential Information" in Part I of this Prospectus, interest accrues to the benefit of certificate holders commencing with the expected date of settlement for purchase of the Units. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Security.

The following paragraphs discuss the characteristics of the Bonds in the State Trusts and of certain types of issuers of the Bonds in the State Trusts. These paragraphs discuss, among other things, certain circumstances which may adversely affect the ability of such issuers to make payment of principal and interest on Bonds held in any of the State Trusts or which may adversely affect the ratings of such Bonds. Because of the insurance obtained by the Sponsor or by the issuers, however, such changes should not adversely affect the Guaranteed Trusts' receipt of principal and interest, the Standard & Poor's AAA rating in the case of Series 21 and subsequent Series or Moody's Investors Service, Inc.'s Aaa rating of the Bonds in the Guaranteed Trusts or the Standard & Poor's rating of the Units of the Guaranteed Trusts. An investment in Units of the Multistate Trust should be made with an understanding of the risks that such an investment may entail, certain of which are described below. Certificateholders may obtain additional information concerning a particular Bond by requesting an official statement from the issuer of such Bond.


General Obligation Bonds

General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity's credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state's industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state's or entity's control.


Appropriations Bonds

Many state and local governmental entities enter into lease purchase obligations as a means for financing the acquisition of capital projects (e.g., buildings or equipment, among other things). Such obligations are often made subject to annual appropriations. Certain Bonds in the State Trusts may be Bonds that are, in whole or in part, subject to and dependent upon (i) the governmental entity making appropriations from time to time or (ii) the continued existence of special temporary taxes which require legislative action for their reimposition. The availability of any appropriation generally is subject to the willingness of the governmental entity to continue to make such special appropriations or to reimpose such special taxes. The obligation to make lease payments generally exists only to the extent of the monies available to the governmental entity therefor, and no liability is incurred by the governmental entity beyond the monies so appropriated. Subject to the foregoing, once an annual appropriation is made, the governmental entity's obligation to make lease rental payments generally is absolute and unconditional without setoff or counterclaim, regardless of contingencies, whether a given project is completed or used by the governmental entity and notwithstanding any circumstances or occurrences which might arise. In the event of nonappropriation, bondowners' sole remedy (absent credit enhancement) generally is limited to repossession of the collateral for resale or releasing, and the obligation of the governmental lessee is not backed by a pledge of the general credit of the governmental lessee. In the event of nonappropriation, the Sponsor may instruct the Trustee to sell such Bonds.

Moral Obligation Bonds. Certain of the Securities in a State Trust may be secured by pledged revenues and additionally by the so-called "moral obligation" of the related state or local governmental body. Should the pledged revenues prove insufficient, the payment of such Bonds is not a legal obligation of the related state or local government, and is subject to its willingness to appropriate funds therefor.


Revenue Bonds

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from noncompletion of the project or upon receipt of Federal Housing Authority or certain other insurance proceeds. Certain housing bonds used in a State Trust may also be secured by Government National Mortgage Association certificates or be guaranteed by the U.S. Government. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and in the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to partial non-origination.

Single family housing bonds and multifamily housing bonds must meet certain requirements in order to maintain their exemption from Federal income taxation after the date of their issuance.
The Internal Revenue Code of 1954, as amended (the "1954 Code"), provided, in general, that interest on "mortgage subsidy bonds" (generally those obligations all or a significant portion of the proceeds of which are to be used directly or indirectly for mortgages on owner-occupied residences) issued after April 24, 1979* is not exempt from Federal income taxation unless the bonds are "qualified mortgage bonds" issued on or before December 31, 1987, as part of a "qualified mortgage issue" wherein certain requirements are and will continue to be met with respect to the terms, amount and purpose of the bonds, the use of the funds generated by the issue, the nature of the residences and the mortgages, and the eligibility of the borrower executing the mortgage. The Internal Revenue Code of 1986 (the "Code"), as amended by the Tax Reform
Act of 1986 and the Tax Extension Act of 1991, now provides that a "qualified mortgage bond" must be part of a "qualified mortgage issue" issued on or before June 30, 1992. A "qualified mortgage issue" is an issue all of the proceeds of which (exclusive of issuance costs and a reasonably required reserve) are to be used to finance owner-occupied residences, no bond of which meets the private business use and private security or payment tests of the Code, and which meets certain requirements regarding the timely use of mortgage payments to redeem the bonds, the nature of the residences financed, the nature of the mortgages, the eligibility of the borrowers executing the mortgages and certain arbitrage and targeting requirements. The Code provides that, if an issue fails to meet one or more of the qualified mortgage bond eligibility requirements but the issuer makes certain good faith efforts to comply with such requirements, then the issue will be treated as a qualified mortgage issue. In addition, interest on obligations issued to finance residential rental property will be exempt from Federal income taxes when the proceeds are used to finance multifamily rental property and specified percentages of the units are occupied by low income tenants as defined by the Code. The regulations under the Code provide relief from noncompliance with the qualified residential rental project bond requirements if the issuer corrects any noncompliance occurring after the issuance of the bonds within a reasonable period after such noncompliance is first discovered

______________
*Such provisions and regulations of the 1954 Code did not apply to obligations if official action taken before April 25, 1979 by the governing body of the unit having authority to issue such obligations indicated an intent to issue such obligations. Such provisions and regulations do not apply to obligations issued before January 1, 1981 if such obligations are part of an issue substantially all the proceeds of which are committed by firm commitment letters or, in the case of rental housing, committed by the commencement of the construction or acquisition of the project. The Sponsor is unable to determine the effect of these requirements on any Bonds in any State Trust issued prior to January 1, 1981. Qualified mortgage bonds issued after December 31, 1980, in the opinion of bond counsel, are or will be tax-exempt for Federal income tax purposes at the time of issuance. There can be no assurance, however, that the interest on such Bonds will continue to be exempt from Federal income taxation in the event that the requirements of the Code are not met subsequently.

or would have been discovered by the exercise of reasonable diligence. If the interest on any single family housing bonds or multifamily housing bonds in a State Trust should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Bonds and, since they would be sold as taxable securities, it is expected that such Bonds would have to be sold at a substantial discount from current market prices.

Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste;
and the effects of energy conservation. Certain of the issuers of the Bonds may own or operate nuclear generating facilities.
Federal, state and municipal governmental authorities may, from time to time, review and revise existing requirements, and impose additional requirements governing the licensing, construction and operation of nuclear power plants. The Sponsor is unable to predict whether any such actions will have an adverse impact on the revenues available to pay the debt service on the bonds in the portfolio issued to finance such nuclear projects. Each of the problems referred to above could adversely affect the ability of the issuers of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for repayment of bond debt service.

Health Care Revenue Bonds. Some of the bonds may be obligations of issuers whose revenues are derived from services provided by hospitals or other health care facilities, including nursing homes. Ratings of bonds issued for health care facilities are sometimes based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services, the ability of the facility to provide the services required, an increasing shortage of qualified nurses or a dramatic rise in nursing salaries, physicians' confidence in the facility, management capabilities, economic developments in the service area, competition from other similar providers, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance, and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. Medicare reimbursements are currently calculated on a prospective basis and are not based on a provider's actual costs. Such method of reimbursement may adversely affect reimbursements to hospitals and other facilities for services provided under the Medicare program and thereby may have an adverse effect on the ability of such institutions to satisfy debt service requirements. In the event of a default upon a bond secured by hospital or other health care facilities, the limited alternative uses for such facilities may result in the recovery upon such collateral not providing sufficient funds to fully repay the bonds.

A number of legislative proposals concerning health care have been introduced in Congress or have been reported to be under consideration by the Clinton Administration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of any of these proposals, if enacted, on any of the Securities.

Higher Education Revenue Bonds. Higher education revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of a private corporation,** including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specific pollution control facility and/or the financial condition of the corporation. (See also "Industrial Development Bonds.")

______________
**For purposes of the description of users of facilities, all references to "corporations" shall be deemed to include any other nongovernmental person or entity.

Other Utility Revenue Bonds. Bonds in this category include securities issued to finance natural gas supply, distribution and transmission facilities, public water supply, treatment and distribution facilities, as well as sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for utility services, as well as, in some instances, connection fees and hook-up charges. Such utility revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid municipal waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private corporation and revenues derived from the collection of charges for disposal of solid waste. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical or if it is considered an environmental hazard.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port authorities, railroad systems or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. The air transport industry is experiencing significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints and other factors, and several airlines are experiencing severe financial difficulties. In particular, facilities with use agreements involving airlines experiencing financial difficulty may experience a reduction in revenue due to the possible inability of these airlines to meet their use agreement obligations because of such financial difficulties and possible bankruptcy. The Sponsor cannot predict what effect these industry conditions may have on airport revenues which are dependent for payment on the financial condition of the airlines and their usage of the particular airport facility. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses and, therefore, may be subject to fluctuations in such assistance.

Industrial Development Bonds ("IDBs"). IDBs are tax-exempt securities issued by states, municipalities or public authorities and are issued to provide funds, usually through a loan or lease arrangement, to a private corporation, partnership or individual ("beneficiary") for the purpose of financing construction or improvement of a facility to be used by the beneficiary. The issuer of an IDB is not obligated to pay the principal of or premium, if any, or interest on such bonds or other costs incident thereto, except from the revenues assigned and pledged by the beneficiary therefor. Such bonds are secured primarily by revenues derived from loan repayments or installment sale or lease payments due from a beneficiary which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private beneficiary and be aware of the risks that such an investment may entail.
Continued ability of a beneficiary to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the beneficiary, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the beneficiary's dependence for revenues on the operation of the particular facility being financed. In addition, interest on the IDBs is excludible from gross income for Federal income tax purposes provided the issuer and beneficiary continue to meet certain Code requirements.
If the interest on these debt obligations should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices. Debt of private beneficiaries may be subject to deterioration in creditworthiness or redemption in events of mergers, acquisitions or reorganizations or as a result of adverse court decisions. Such bonds may also be subject to mandatory redemption upon the determination that the project has become uneconomical or in the event that the bonds are rendered taxable.

Special Tax Revenue Bonds. Bonds in this category are bonds secured primarily or solely by receipts of certain state or local taxes, including sales and use taxes or excise taxes. Consequently, such bonds may be subject to fluctuations in the collection of such taxes. Such bonds do not include tax increment bonds or special assessment bonds.

Other Revenue Bonds. Certain of the Bonds in the State Trusts may be revenue bonds which are payable from and secured primarily or solely by revenues from the ownership and operation of particular facilities, such as correctional facilities, parking facilities, convention centers, arenas, museums and other facilities owned or used by a charitable entity. Payment on bonds related to such facilities is, therefore, primarily or solely dependent on revenues from such projects, including user fees, charges and rents. Such revenues may be affected adversely by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, reduction or loss of rents or the impact of environmental considerations.

Certain of the Bonds in the State Trusts are secured by direct obligations of the U.S. Government, or in some cases, obligations guaranteed by the U.S. Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. In a few isolated instances to date, bonds which were thought to be escrowed to maturity have been called for redemption prior to maturity.


Puerto Rico Bonds

Certain State Trusts may contain Bonds of issuers located in the Commonwealth of Puerto Rico or issuers which will be affected by general economic conditions of Puerto Rico. Puerto Rico's unemployment rate remains significantly higher than the U.S. unemployment rate. Furthermore, the economy is largely dependent for its development upon U.S. policies and programs that are being reviewed and may be eliminated.

The Puerto Rican economy consists principally of manufacturing
(pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar) and tourism.

Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rico sugar production. The level of tourism is affected by various factors including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section
936 of the Internal Revenue Code provides for a credit against Federal income taxes for U.S. companies operating on the island if certain requirements are met. The Omnibus Budget Reconciliation
Act of 1993 imposes limits on such credit, effective for tax years beginning after 1993. In addition, from time to time proposals are introduced in Congress which, if enacted into law, would eliminate some or all of the benefits of Section 936. Although no assessment can be made at this time of the precise effect of such limitation, it is expected that the limitation of Section 936 credits would have a negative impact on Puerto Rico's economy.

Aid for Puerto Rico's economy has traditionally depended heavily on Federal programs, and current Federal budgetary policies suggest that an expansion of aid to Puerto Rico is unlikely. An adverse effect on the Puerto Rican economy could result from other U.S. policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar.

In a plebiscite held in November 1993, the Puerto Rican electorate chose to continue Puerto Rico's Commonwealth status. Previously proposed legislation, which was not enacted, would have preserved the Federal tax exempt status of the outstanding debts of Puerto
Rico and its public corporations regardless of the outcome of the referendum, to the extent that similar obligations issued by the states are so treated and subject to the provisions of the Internal Revenue Code currently in effect. There can be no assurance that any pending or future legislation finally enacted will include the same or a similar protection against loss of tax exemption. The November 1993 plebiscite can be expected to have both direct and indirect consequences on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations. Such possible consequences include, without limitation, legislative proposals seeking restoration of the status of Section 936 benefits otherwise subject to the limitations discussed above. However, no assessment can be made at this time of the economic and other effects of a change in federal laws affecting Puerto Rico as a result of the November 1993 plebiscite.

The foregoing information constitutes only a brief summary of some of the financial difficulties which may impact certain issuers of Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of the Bonds are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Bonds, could affect or could have an adverse impact on the financial condition of Puerto Rico and various agencies and political subdivisions located in Puerto
Rico. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of Bonds, the market value or marketability of the Bonds or the ability of the respective issuers of the Bonds acquired by the State Trusts to pay interest on or principal of the Bonds.


Original Issue Discount Bonds and Zero Coupon Bonds

Certain of the Securities in a State Trust may have been acquired at a market discount from par value at maturity. The coupon interest rates on the discount bonds at the time they were purchased and deposited in the State Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium bonds and the prepayment benefit for lower yielding, discount bonds will be reduced. A discount bond held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus for each Trust. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds.

Certain of the Securities in a State Trust may be original issue discount bonds. Under current law, the original issue discount, which is the difference between the stated redemption price at maturity and the issue price of the Bonds, is deemed to accrue on a daily basis and the accrued portion is treated as tax-exempt interest income for Federal income tax purposes. On sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain unless the gain is attributable to market discount in which case the accretion of market discount is taxable as ordinary income. See "Portfolios-State Risk Factors and Tax Status" in Part I of the Prospectus for each Trust. The current value of an original issue discount bond reflects the present value of its stated redemption price at maturity.
The market value tends to increase in greater increments as the Securities approach maturity.

Certain of the original issue discount bonds may be Zero Coupon
Bonds (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and money discount maturity payment bonds). Zero Coupon Bonds do not provide for the payment of any current interest and generally provide for payment at maturity at face value unless sooner sold or redeemed. Zero Coupon Bonds may be subject to more price volatility than conventional bonds. While some types of Zero Coupon Bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic Zero Coupon Bond features of (1) not paying interest on a semi-annual basis and
(2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While Zero Coupon Bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e., a bond's provision for redemption at only a modest premium over the accreted value of the bond.

There can be no assurance that additional Federal legislation will not be enacted or that existing legislation will not be amended hereafter with the effect that interest on the Bonds becomes subject to Federal income taxation. If the interest on the Bonds should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell them, and, since they would be sold as taxable securities, it is expected that they would have to be sold at a substantial discount from current market prices.

Most of the Bonds in the Trust are subject to redemption prior to their stated maturity date pursuant to sinking fund or call provisions. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. Sinking fund provisions are designed to redeem a significant portion of an issue gradually over the life of the issue. Obligations to be redeemed are generally chosen by lot. The portfolio in Part I of this Prospectus contain a listing of the sinking fund and call provisions, if any, with respect to each of the Bonds therein.

To the Sponsor's knowledge, there is no litigation pending as of the Date of Deposit in respect to any Securities which might reasonably be expected to have a material adverse effect on any of the respective State Trusts. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to Securities in any State Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under recently-enacted environmental protection statutes, may affect the validity of such Securities or the tax-free nature of the interest thereon. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether it might have a material adverse effect on the Multistate Trust. In addition, other litigation may arise from time to time which might impair the ability of issuers to make payments due on the Securities.

The Federal Bankruptcy Act contains provisions relating to the adjustment of indebtedness owed by any political subdivision or public agency or instrumentality of any state, including municipalities. Among other things, these provisions facilitate the use of the bankruptcy laws by such entities to restructure or otherwise alter the terms of their obligations, including long-term debt obligations of the type comprising each of the State Trust's portfolio. The
Sponsor is unable to predict at this time what effect, if any, this legislation will have on the Multistate Trust.

The percentage of Bonds in a State Trust which are subject to redemption prior to their maturity dates pursuant to sinking fund or call provisions is stated in Part I of the Prospectus. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond issue is redeemed at or before maturity from the proceeds of a new bond issue. In general, a call or redemption provision is more likely to be exercised when the offering price evaluation of a Bond is higher than its call or redemption price. The "Schedule of Investments" relating to each State Trust in Part I of the Prospectus contains a listing of the maturity date and sinking fund and call provisions for each Bond.

In the case of a Guaranteed Trust, the insurance guarantees payment of principal of and interest on the Bonds held in such Guaranteed
Trust as such payments shall become due but not be paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration. With respect to small issue industrial development bonds and pollution control revenue bonds held in such Guaranteed Trust, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required.

Certain of the Bonds may from time to time be sold under certain extraordinary circumstances (see "Investment Supervision") or may be redeemed or mature in accordance with their terms, and the proceeds from such sales, redemptions and maturities will be distributed to Certificateholders and will not be reinvested. Therefore, no assurance can be given that any of the State Trusts will retain its present size and composition for any length of time and such sales, redemptions or maturities may result in a corresponding reduction of interest income distributions. Each of the State Trusts may be terminated if the value of such State Trust becomes less than the amount shown under "Summary of Essential Information." (See also "The Trust-Interest and Estimated Current Return" and "The Trust-Tax Status of the Trust" for additional information on the effects of redemptions.)

Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond or in any Bond underlying any Trust Units.

The Sponsor believes the information summarized above describes some of the more significant events relating to the Multistate Trust. The sources of such information, particularly as they relate to the respective State Trusts, are the official statements of issuers located in the states for which such Trusts are named as well as other publicly available documents. The Sponsor has not independently verified any of the information contained in such official statements and other publicly available documents and is not aware of any facts which would render such information inaccurate.


Guaranteed Trust Insurance

For Series 10 through 36 of any Guaranteed State Trust

Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in any Guaranteed Trust(s) has been obtained from MBIA by such Guaranteed Trust. Such insurance has not been obtained by any State Trust in this Series other than such Guaranteed Trust(s). MBIA has issued a policy or insurance covering each of the Bonds in a Guaranteed Trust, including bonds which may previously have been insured. The MBIA policy shall continue in force only with respect to Bonds held in and owned by a Guaranteed Trust, and MBIA shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Guaranteed Trust. In determining to insure the Bonds held in a Guaranteed Trust, MBIA has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, MBIA will unconditionally guarantee to a Guaranteed Trust the payment, when due, required of the issuer of the Bonds held in such Guaranteed Trust of any amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on such Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption
(other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than mandatory sinking fund redemption). MBIA will be responsible for such payments less any amounts received by a Guaranteed Trust from any trustee for the Bond issuers or from any other source. The MBIA policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of a Guaranteed Trust. The MBIA policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy which are held in a Guaranteed Trust, MBIA guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. The MBIA policy does not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof was rendered by bond counsel to the respective authorities.

The MBIA policy is non-cancellable and will continue in force so long as a Guaranteed Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Guaranteed Trust. (See "The Trust-Portfolio"). Failure to pay premiums on the MBIA policy will not result in the cancellation of insurance but will force MBIA to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from a Guaranteed Trust.

The MBIA policy shall terminate as to any Bond which has been redeemed from or sold by the Trustee or Guaranteed Trust on the date of such redemption or on the settlement date of such sale, and MBIA shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the MBIA policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the MBIA policy as to any Bond shall not affect
MBIA's obligations regarding any other Bond in a Guaranteed Trust.
The MBIA policy will terminate as to all Bonds on the date on which the last of the Bonds mature, are redeemed or are sold by a Guaranteed Trust.

In the case of Series 23 through Series 36, pursuant to an irrevocable commitment of MBIA, the Trustee upon sale of a Bond in a Guaranteed
Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Guaranteed Trust is eligible to be sold on an insured basis. It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor only if upon such exercise such Guaranteed Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The
Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Guaranteed
Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Guaranteed Trust (including, as to Series 23 through 36, the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds").
The value of the insurance obtained by a Guaranteed Trust will be equal to the difference between (i) the market value of a Defaulted Bond insured by a Guaranteed Trust (as to Series 23 through Series
36, the market value of a Defaulted Bond assuming the exercise of the right to obtain Permanent Insurance less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of similar securities not in default or significant risk thereof (as to Series
23 through Series 36 the market value of such Defaulted Bonds not covered by Permanent Insurance). See "Public Offering of Units-Public Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the insurer of such Pre-insured Bond continues to fulfill its obligations. Regardless of whether the Insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Guaranteed Trust from MBIA as long as the bond is held in such Guaranteed Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured but the exact effect, if any, of this insurance on such market value cannot be predicted.

Upon notification from a Guaranteed Trust or the paying agent for a Bond held in such Guaranteed Trust that the payment of principal or interest which is then due the paying agent for such Bonds has not been made to such paying agent, MBIA will be obliged to deposit funds promptly with Citibank, N.A., New York, New York as fiscal agent for MBIA, sufficient to cover the deficit. If notice of nonpayment is received on or after the due date, MBIA will provide for payment within one business day following receipt of the notice. Upon payment by MBIA of any principal or interest payments with respect to any Bonds, MBIA shall succeed to the rights of the owner of such Bonds with respect to such payment.

Each insurance company comprising MBIA will be severally and not jointly obligated under the MBIA policy in the following respective percentages: the AEtna Casualty and Surety Company, 33%; Fireman's Fund Insurance Company, 30%; The Travelers Indemnity Company,
15%; CIGNA Property and Casualty Company (formerly AEtna Insurance Company), 12%; and The Continental Insurance Company, 10%. As a several obligor, each such insurance company will be obligated only to the extent of its percentage of any claim under the MBIA policy and will not be obligated to pay any unpaid obligations of any other member of MBIA. Each insurance company's participation is backed by all its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations.

The following table sets forth unaudited financial information with respect to the five insurance companies comprising MBIA.
The statistics, which have been furnished by MBIA, are as reported by the insurance companies to the New York State Insurance Department and are determined in accordance with statutory accounting principles. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof. In addition, these numbers are subject to revision by the New York State Insurance Department which, if revised, could either increase or decrease the amounts. The Sponsor is not aware that the information herein is inaccurate or incomplete as of the date hereof.


                           MUNICIPAL BOND INSURANCE ASSOCIATION, INC.
                    STATUTORY ASSETS, LIABILITIES AND POLICYHOLDERS' SURPLUS
                            OF MEMBER COMPANIES - SEPTEMBER 30, 1994
                                        (000's omitted)


                                        New York        New York        New York
                                        Statutory       Statutory       Policyholders'
                                        Assets          Liabilities     Surplus
                                        __________      ____________    ______________

The AEtna Casualty & Surety Company     $10,030,200     $ 8,275,300     $ 1,754,900
Fireman's Fund Insurance Company          6,815,775       4,904,534       1,911,241

The Travelers Indemnity Company          10,295,359       8,515,392       1,779,967
CIGNA Property and Casualty Company
  (formerly AEtna Insurance Company)      5,112,251       4,842,235         270,016
The Continental Insurance Company         2,794,536       2,449,805         344,731
                                        ___________     ___________     ___________
Total                                   $35,048,121     $28,987,266     $ 6,060,855


Some of the members of MBIA are among the shareholders of MBIA
Inc. MBIA Inc. is the parent of the Corporation. The Corporation commenced municipal bond insurance operations on January 5, 1987. The Corporation is a separate and distinct entity from MBIA. THE CORPORATION HAS NO LIABILITY TO THE BONDHOLDERS FOR THE OBLIGATIONS OF MBIA UNDER ANY OF MBIA'S POLICIES.

MBIA's principal offices are located at 113 King Street, Armonk, New York 10504.


For Series 37 and subsequent Series of any Guaranteed State Trust

Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in any Guaranteed Trust(s) has been obtained from the Corporation by such Guaranteed Trust. SUCH INSURANCE HAS NOT BEEN OBTAINED BY ANY STATE TRUST IN THIS SERIES OTHER
THAN SUCH GUARANTEED TRUST(S). The Corporation has issued a policy of insurance covering each of the Bonds in a Guaranteed Trust, including Bonds which may previously have been insured. The Corporation policy shall continue in force only with respect to Bonds held in and owned by a Guaranteed Trust, and the Corporation shall not have any liability under the policy with respect to any Bonds which do not constitute part of such Guaranteed Trust. In determining to insure the Bonds held in a Guaranteed Trust, the Corporation has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds.

By the terms of its policy, the Corporation will unconditionally guarantee to a Guaranteed Trust the payment, when due, required of the issuer of the Bonds held in such Guaranteed Trust of any amount equal to the principal of (either at the stated maturity or by any advancement of maturity pursuant to a mandatory sinking fund payment) and interest on such Bonds as such payments shall become due but not paid, except that in the event of any acceleration of the due date of principal by reason of mandatory or optional redemption (other than a mandatory sinking fund redemption), default or otherwise, the payments guaranteed will be made in such amounts and at such times as would have been due had there not been an acceleration by reason of mandatory or optional redemption (other than mandatory sinking fund redemption). The Corporation will be responsible for such payments less any amounts received by a Guaranteed Trust from any trustee for the Bond issuers or from any other source. The Corporation policy does not guarantee payment on an accelerated basis, the payment of any redemption premium or the value of the Units of a Guaranteed Trust. The Corporation policy also does not insure against nonpayment of principal of or interest on the Bonds resulting from the insolvency, negligence or any other act or omission of the Trustee or other paying agent for the Bonds. However, with respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy which are held in a Guaranteed Trust, the Corporation guarantees the full and complete payments required to be made by or on behalf of an issuer of such Bonds if there occurs pursuant to the terms of the Bonds an event which results in the loss of the tax-exempt status of interest on such Bonds, including principal, interest or premium payments payable thereon, if any, as and when thereby required to be made by or on behalf of the issuer pursuant to the terms of such Bonds. The Corporation policy does not insure the payment of principal or interest on Bonds which is not required to be paid by the issuer thereof because the Bonds were not validly issued. At the respective times of issuance of the Bonds, opinions relating to the validity thereof were rendered by bond counsel to the respective authorities.

The Corporation policy is non-cancellable and will continue in force so long as a Guaranteed Trust is in existence and the Bonds described in the policy continue to be held in and owned by such Guaranteed Trust. (See "The Trust-Portfolio"). Failure to pay premiums on the Corporation policy will not result in the cancellation of insurance but will force the Corporation to take action against the Trustee to recover premium payments due it. The Trustee in turn will be entitled to recover such payments from a Guaranteed Trust.

The Corporation policy shall terminate as to any Bond which has been redeemed from or sold by the Trustee or Guaranteed Trust on the date of such redemption or on the settlement date of such sale, and the Corporation shall not have any liability under the policy as to any such Bond thereafter. If the date of such redemption or the settlement date of such sale occurs between a record date and a date of payment of any such Bonds, the Corporation policy will terminate as to such Bond on the business day next succeeding such date of payment. The termination of the Corporation policy as to any Bond shall not affect the Corporation's obligations regarding any other Bond in a Guaranteed Trust. The Corporation policy will terminate as to all Bonds on the date on which the last of the Bonds mature, are redeemed or are sold by a Guaranteed Trust.

Pursuant to an irrevocable commitment of the Corporation, the Trustee upon sale of a Bond in a Guaranteed Trust has the right to obtain permanent insurance with respect to such Bond (i.e., insurance to maturity of the Bonds) (the "Permanent Insurance") upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Bond. Accordingly, any Bond in a Guaranteed Trust is eligible to be sold on an insured basis.
It is expected that the Trustee will exercise the right to obtain Permanent Insurance for a Bond in a Guaranteed Trust upon instruction from the Sponsor only if upon such exercise such Guaranteed Trust would receive net proceeds (sale of Bond proceeds less the insurance premium attributable to the Permanent Insurance and the related custodial fee) from such sale in excess of the sale proceeds if such Bond was sold on an uninsured basis. The Permanent Insurance premium with respect to each Bond is determined based upon the insurability of each Bond as of the Date of Deposit and will not be increased or decreased for any change in the creditworthiness of such Bond unless such Bond is in default as to payment of principal and/or interest. In such event, the Permanent Insurance premium shall be subject to an increase predetermined at the Date of Deposit and payable from the proceeds of the sale of such Bond.

Except as indicated below, insurance obtained by a Guaranteed
Trust has no effect on the price or redemption value of Units thereof. It is the present intention of the Evaluator to attribute a value to the insurance obtained by a Guaranteed Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units thereof only if the Bonds covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default ("Defaulted Bonds"). The value of the insurance obtained by a Guaranteed Trust will be equal to the difference between (i) assuming no exercise of the right to obtain Permanent Insurance, the market value of a Defaulted Bond insured by a Guaranteed Trust and the market value of similar securities not in default or significant risk thereof or (ii) assuming the exercise of the right to obtain Permanent Insurance, the market value of a Defaulted
Bond less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee and the market value of such Defaulted Bond not covered by Permanent Insurance.
See "Public Offering of Units-Public Offering Price" for a more complete description of the Evaluator's method of valuing Defaulted
Bonds. Insurance obtained by the issuer of a Bond or by other parties is effective so long as such Pre-insured Bond is outstanding and the Insurer of such Pre-insured Bond continues to fulfill its obligations. Regardless of whether the Insurer of a Pre-insured
Bond continues to fulfill its obligations, however, such Bond will continue to be insured under the policy obtained by a Guaranteed
Trust from the Corporation as long as the bond is held in such Guaranteed Trust. Insurance obtained by the issuer of a Bond or by other parties may be considered to represent an element of market value in regard to the Bonds thus insured but the exact effect, if any, of this insurance on such market value cannot be predicted.

Upon notification from a Guaranteed Trust or the paying agent for a Bond held in such Guaranteed Trust that the payment of principal or interest which is then due the paying agent for such Bonds has not been made to such paying agent, the Corporation will be obliged to deposit funds promptly with Citibank, N.A., New York, New York as fiscal agent for the Corporation, sufficient to cover the deficit. If notice of nonpayment is received on or after the due date, the Corporation will provide for payment within one business day following receipt of the notice. Upon payment by the Corporation of any principal or interest payments with respect to any Bonds, the Corporation shall succeed to the rights of the owner of such Bonds with respect to such payment.

The Corporation is the principal operating subsidiary of MBIA Inc. The principal shareholders of MBIA Inc. are AEtna Casualty and Surety Company, The Fund American Companies, Inc., Insurance Company of North America, CIGNA Property and Casualty Insurance Company and Credit Local de France, and they own approximately

13.4% of the outstanding common stock of MBIA Inc. Neither MBIA
Inc. nor its shareholders are obligated to pay the debts of or claims against the Corporation. The Corporation, which commenced municipal bond insurance operations on January 5, 1987, is a limited liability corporation rather than a several liability association.
The Corporation is domiciled in the State of New York and licensed to do business in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern
Mariana Islands, the Virgin Islands of the United States and the
Territory of Guam. The Corporation has one European branch in the Republic of France. As of December 31, 1993, the Corporation had admitted assets of $3.1 billion (audited), total liabilities of $2.1 billion (audited), and total capital and surplus of $978 million (audited), according to financial statement prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of December 31, 1994, the Corporation had admitted assets of $3.4 billion (audited), total liabilities of $2.3 billion (audited), and total capital and surplus of $1.1 billion (audited), according to financial statement prepared in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Copies of the Corporation's financial statements prepared in accordance with statutory accounting practices are available from the Corporation. The address of the Corporation is 113 King Street, Armonk, New York 10504.

Some of the shareholders of MBIA Inc. are among the members of MBIA; however, the Corporation is a separate and distinct entity from MBIA. MBIA HAS NO LIABILITY FOR THE OBLIGATIONS OF THE CORPORATION UNDER ANY OF THE CORPORATION'S POLICIES.

No representation is made herein as to the accuracy or adequacy of the foregoing information regarding the Corporation and MBIA or as to the absence of material adverse changes in such information subsequent to the date thereof. The Sponsor is not aware that the information herein is inaccurate or incomplete as of the date hereof.

Standard & Poor's has assigned to the Units of a Guaranteed Trust and in the case of Series 21 and subsequent Series to all Bonds a rating of "AAA" and Moody's Investors Service, Inc. has assigned a rating of "Aaa" to all of the Bonds in such Guaranteed Trust, as insured. These ratings apply only to such Bonds while they are held in such Guaranteed Trust. Also, these ratings reflect
Standard & Poor's and Moody's current assessment of the creditworthiness of the Corporation and MBIA and their ability to pay claims on their respective policies of insurance.


Interest, Estimated Current Return and Estimated Long-Term Return

The estimated net annual interest income per Unit of each State Trust is computed by dividing the estimated annual interest income to each State Trust from all of the Securities in such State Trust by the number of Units of the State Trust, less estimated annual fees and expenses per Unit of such State Trust, as set forth under "Expenses of the Trust."

Units of the Trust are offered on a "dollar price" basis. In contrast, tax-exempt bonds customarily are offered on a "yield price" basis. Therefore, the rate of return on each Unit is measured in terms of both Estimated Current Return and Estimated Long-Term Return.
Estimated Current Return based on the Public Offering Price per
Unit and Estimated Long-Term Return per Unit is set forth under "Summary of Essential Information" in Part I of the Prospectus.

Estimated Current Return is computed by dividing the Estimated
Net Annual Interest Income per Unit by the Public Offering Price. Estimated Net Annual Interest Income per Unit will vary with changes in fees and expenses of the Trustee and the Evaluator and with principal prepayment, redemption, maturity, exchange or sale of Bonds. The Public Offering Price per Unit will vary with changes in the offering price of the Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value in the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the Estimated Current Return as set forth under "Summary of Essential Information" will be realized in the future.

Estimated Long-Term Return is calculated using a formula that
(i) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the portfolio and
(ii) takes into account the expenses and sales charge associated with each Unit. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond will be different from the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the Net Annual Interest Income and Public Offering Price per Unit may change, there is no assurance that the Estimated Long-Term Return as set forth under "Summary of Essential Information" will be realized in the future.


Tax Status of the Trust

Interest income on the Bonds contained in the Trust portfolio is, in the opinion of bond counsel to the issuing governmental authorities, which opinion was rendered at the time of original issuance of the Bonds, excludible from Federal gross income under the Internal Revenue Code of 1986, as amended (the "Code"). See "The Trust Portfolio."

Gain (or loss) realized on sale, maturity, or redemption of the Bonds or on sale or redemption of a Unit is, however, includible in gross income for Federal, state and local income tax purposes.
Such gain (or loss) does not include any amount received in respect of accrued interest. Bonds selling at a market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain
(or reducing the potential for loss) on their redemption, maturity or sale. It should be noted that under provisions of the Revenue Reconciliation Act of 1993 (the "1993 Tax Act") that subject accretion of market discount on tax-exempt bonds to taxation as ordinary income, gain realized on the sale or redemption of Bonds by the Trustee or of Units by a Certificateholder that would have been be treated as capital gain under prior law is treated as ordinary income to the extent it is attributable to accretion of market discount. Market discount can arise based on the price the Trust pays for the Bonds or the price a Certificateholder pays for his Units.

Sections 1288 and 1272 of the Code provide a complex set of rules governing the accrual of original issue discount. These rules provide that original issue discount accrues either on the basis of a constant compound interest rate or ratably over the term of the Bond, depending on the date the Bond was issued. In addition, special rules apply if the purchase price of a Bond exceeds the original issue price plus the amount of original issue discount which accrued to prior owners. The application of these rules will also vary depending on the value of the Bond on the date a Certificateholder acquires his Units, and the price the Certificateholder pays for his Units. Because of the complexity of these rules relating to the accrual of original issue discount, Certificateholders should consult their tax advisors as to how these rules apply.
Certificateholders should also consult their own tax advisors with respect to the state and local tax consequences of owning original issue discount Bonds. It is possible that under applicable provisions governing determination of such state and local taxes interest on tax-exempt Bonds such as any Bonds issued with original issue discount may be deemed to be received in the year of accrual even though there are no corresponding cash payments until a later year.

If a Certificateholder's cost for his pro rata interest in a Bond exceeds his pro rata interest in the Bond's face amount, such Certificateholder will be considered to have purchased his pro rata interest in the Bond at a "premium." The Certificateholder will be required to amortize any premium relating to his pro rata interest in a Bond prior to the maturity of the Bond. Amortization of premium on a Bond will reduce a Certificateholder's tax basis for his pro rata interest in the Bond, but will not result in any deduction from the Certificateholder's income. Thus, for example, a Certificateholder who purchases a pro rata interest in a Bond at a premium and resells it at the same price will recognize taxable gain equal to the portion of the premium that was amortized during the period the Certificateholder is considered to have held such interest. A Certificateholder should consult his own tax advisor regarding the proper method of amortizing bond premium.

The 1993 Tax Act subjects tax-exempt bonds to the market discount rules of the Code effective for bonds purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law, the accretion had been treated as capital gain. Market discount that accretes while the Trust holds a Bond would be recognized as ordinary income by the Certificateholders when principal payments are received on the Bond, upon sale or at redemption (including early redemption), or upon the sale or redemption of his Units unless a Certificateholder elects to include market discount in taxable income as it accrues. The market discount rules are complex and Certificateholders should consult their tax advisors regarding these rules and their application.

For purposes of computing the alternative minimum tax for individuals and corporations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Trust does not include any such bonds.

Present Federal income tax law also provides for an alternative minimum tax for corporations levied at a rate of 20% of alternative minimum taxable income. The alternative minimum tax and the Superfund Tax depend upon the corporation's alternative minimum taxable income, which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing the alternative minimum taxable income and the Superfund Tax of a corporation (other than an S Corporation, Regulated Investment
Company, Real Estate Investment Trust, or REMIC) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its alternative minimum taxable income (determined before such adjustment item and the alternative tax net operating loss deduction). Although tax-exempt interest received by the Trust on Bonds deposited therein will not be included in the gross income of corporations for Federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including interest on all of the Bonds in the Trust. Corporate Certificateholders are urged to consult their tax advisors with respect to the particular tax consequences to them resulting from purchasing Units, including the corporate alternative minimum tax, the Superfund Tax and the branch profits tax imposed by Section 884 of the Code. In addition, certain "S Corporations" may have a tax imposed on passive income including tax-exempt interest, such as interest on the Bonds.

Under Section 265 of the Code, interest on indebtedness incurred or continued to purchase or carry Units of the Trust is not deductible for Federal income tax purposes. The Internal Revenue Service has taken the position that such indebtedness need not be directly traceable to the purchase or carrying of Units. However, these rules do not apply to interest paid on indebtedness incurred for expenditures of a personal nature (such as a mortgage incurred to purchase or improve a personal residence). Also, under
Section 265 of the Code certain financial institutions that acquire Units would generally not be able to deduct any of the interest expense attributable to ownership of such Units. Investors with questions regarding this issue should consult with their tax advisors.

In the case of certain of the Bonds in the State Trusts, the opinions of bond counsel indicate that interest on such securities received by a "substantial user" of the facilities being financed with the proceeds of these securities, or persons related thereto, for periods while such securities are held by such a user or related person, will not be exempt from Federal income taxes, although interest on such securities received by others would be exempt from Federal income taxes. "Substantial user" and "related person" are defined under U.S. Treasury Regulations. Any person who believes he or she may be a substantial user or related person as so defined should contact his or her tax advisor.

All statements in Part I of the Prospectus concerning exclusion from gross income for Federal, state or other taxes are the opinions of counsel and are to be so construed.

At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from Federal gross income are rendered by bond counsel to the respective issuing authorities. Neither the Sponsor nor its special counsel made any special review of the proceedings relating to the issuance of the Bonds held by the State Trusts or of the basis of such opinions. One or more issues of Bonds in the State Trusts may have been issued after the effective date of the Tax Reform
Act of 1986 (the "1986 Tax Act") but before the release of the Conference Committee Report relating to the 1986 Tax Act. As a result, bond counsel's opinion may not have addressed the tax-exempt status of such Bonds under the 1986 Tax Act as signed into law.
Any such Bonds are designated under the applicable State Trust under "Information Regarding the Trust-Portfolios-State Risk Factors and Tax Status" in Part I of this Prospectus. The continued tax-exempt status of such Bonds may depend upon the issuer's ability to comply with the provisions of the 1986 Tax Act. It should be noted that the tax-exempt status of certain Bonds may be based upon compliance with certain requirements after the Bonds were issued.

In general, Section 86 of the Code provides that Social Security benefits are includible in gross income in an amount equal to the lesser of (1) 50% of the Social Security benefits received or (2) 50% of the excess of "modified adjusted gross income" plus 50% of the Social Security benefits received over the appropriate "base amount." The base amount is $25,000 for unmarried taxpayers, $32,000 for married taxpayers filing a joint return and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income and by including tax-exempt interest. To the extent that Social Security benefits are includible in gross income, they will be treated as any other item of gross income.

In addition, under the 1993 Tax Act, for taxable years beginning after December 31, 1993, up to 85% of Social Security benefits are includible in gross income to the extent that the sum of "modified adjusted gross income" plus 50% of Social Security benefits received exceeds an "adjusted base amount." The adjusted base amount is $34,000 for unmarried taxpayers, $44,000 for married taxpayers filing a joint return, and zero for married taxpayers who do not live apart at all times during the taxable year and who file separate returns.

Although tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income, no tax-exempt interest, including that received from the Trust, will be subject to tax. A taxpayer whose adjusted gross income already exceeds the base amount or the adjusted base amount must include 50% or 85%, respectively, of his Social Security benefits in gross income whether or not he receives any tax-exempt interest. A taxpayer whose modified adjusted gross income (after inclusion of tax-exempt interest) does not exceed the base amount need not include any Social Security benefits in gross income.

The Tax Act raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax
Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Certificateholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units.

For taxpayers other than corporations, net capital gains are subject to a maximum marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect tax rates and could affect relative differences at which ordinary income and capital gains are taxed.

All taxpayers are presently required to disclose to the Internal
Revenue Service the amount of tax-exempt interest earned during the year.

THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL
INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER
THE INCOME OR OTHER TAX LAWS OF ANY STATE OR POLITICAL SUBDIVISION.
THE LAWS OF THE SEVERAL STATES AND LOCAL TAXING AUTHORITIES VARY
WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS AND EACH CERTIFICATEHOLDER IS ADVISED TO CONSULT HIS OWN TAX ADVISOR AS TO THE STATUS OF
HIS CERTIFICATES UNDER STATE AND LOCAL TAX LAWS. (SEE "CERTIFICATEHOLDERS-STATEMENTS TO CERTIFICATEHOLDERS.")

Each Certificateholder is also advised to consult his own tax advisor regarding the recently enacted legislation discussed above concerning market discount, inclusion in taxable income of Social
Security benefits, and changes in tax rates.


PUBLIC OFFERING OF UNITS

Public Offering Price

The Public Offering Price per Unit of a State Trust is computed by adding, to the Sponsor's Bid Price of the Securities in such State Trust divided by the number of Units of such State Trust outstanding, a sales charge calculated as set forth under the caption "Market for Units."

In addition, a proportionate share of interest accrued (see "Accrued Interest" below) on a Unit of such State Trust to the date of delivery of the Units to the purchaser (settlement date) is added to the Public Offering Price. The Public Offering Price of such
Units will vary on a daily basis from the amount stated on the cover page of Part I of the Prospectus in accordance with fluctuations in the prices of the underlying Securities and the price to be paid by each investor will be computed as of the date Units are purchased.


Accrued Interest

Accrued interest is the accumulation of unpaid interest on an obligation from the last day on which interest thereon was paid.
In the case of the Multistate Trust, interest accrued on the Securities held in each of the State Trusts' portfolio should be distinguished from accrued interest on Units of each State Trust. Accrued interest on a Unit of a State Trust includes both accrued interest on the Securities in such State Trust and any cash received by the Trustee with respect to interest on such Securities, less all withdrawals and deductions from the Interest Account made with respect to the Unit. Interest on Securities delivered to the State Trust accrues to the benefit of Certificateholders commencing with the settlement date of their purchase transaction.

Interest on Securities in each State Trust is actually paid semi-annually to each State Trust. However, interest on the Securities in a State Trust is accounted for daily on an accrual basis. Because of this, each State Trust always has an amount of interest earned but not yet collected by the Trustee because of non-collected coupons. For this reason, the Public Offering Price of a Unit of each State Trust will have added to it the proportionate share of interest accrued on the Unit of such State Trust (which includes as a part thereof accrued but unpaid interest on the Securities) to date of settlement.

An amount of accrued interest has been added to the Public Offering
Price of a Unit of a State Trust which represents interest earned but unpaid upon the underlying Securities. Such interest will normally be paid to such State Trust during the succeeding six months and, upon the receipt of such interest payments, the cash will be distributed as part of the monthly or semi-annual payments.
However, because of the differing periodic interest payment dates of the Securities comprising the portfolio of such State Trust, there will always remain an item of accrued interest on the Securities, and therefore there will always be interest accrued on a Unit which is added to the value of Units. The interest accrued on a Unit is accounted for daily and is added to the daily valuation of each Unit. If a Certificateholder sells or redeems all or a portion of his Units or if the State Trust in which he is a Certificateholder is liquidated, he will receive at that time his proportionate share of the interest accrued on the Units of such State Trust computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption.


Method of Evaluation

Aggregate prices of the Securities shall be determined for each of the State Trusts by the Evaluator, (a) on the basis of current prices of the Securities, (b) if prices are not available for any particular Securities, on the basis of current prices for comparable Securities, (c) by determining the value of the Securities by appraisal, or (d) by any combination of the above. Unless Securities are in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the insurance obtained by a Guaranteed Trust.

The Evaluator will consider in its evaluation of Defaulted Bonds held by a Guaranteed Trust and which are covered by insurance obtained by such Guaranteed Trust the value of the insurance guaranteeing interest and principal payments as well as the market value of the Defaulted Bonds and the market value of similar securities of issuers whose securities, if identifiable, carry identical interest rates and maturities and are of a creditworthiness comparable to the issuer prior to the default or risk of default. If such other securities are not identifiable, the Evaluator will compare prices of securities with substantially identical interest rates and maturities and are of a creditworthiness of minimum investment grade. As to Series 23 and subsequent Series, the value of the insurance will be equal to the difference between (i) the market value of Defaulted Bonds assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance and the related custodial fee) and (ii) the market value of such Defaulted Bonds not covered by Permanent Insurance. The Evaluator will consider the ability of the Insurer to meet its commitments under a Guaranteed Trust's insurance policy and MBIA's commitment, in the case of Series
23 through 36, and the Corporation's commitment, in the case of Series 37 and subsequent Series, to issue Permanent Insurance.
For example, if a Guaranteed Trust were to hold the defaulted
Securities of a municipality, the Evaluator would first consider in its evaluation the market price of the defaulted Securities.
The Evaluator would ascribe a value to the insurance feature of the defaulted Securities that would be equal to the difference between the market value of the defaulted Securities insured by such Guaranteed Trust and the market value of similar securities of minimum investment grade as described herein which were not in default in payment of principal or interest or in significant risk of such default. The Evaluator intends to use a similar valuation method with respect to Securities insured by a Guaranteed Trust if there is a significant risk of default and a resulting decrease in the market value. For a description of the circumstances under which a full or partial suspension of the right of Certificateholders to redeem their Units may occur, see "Public Offering of Units-Redemption."

It is the present intention of the Trustee (and, in the case of Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted
Bond), so long as a Guaranteed Trust contains either some Bonds not in default or any Pre-insured Bonds, not to sell Defaulted
Bonds to effect redemptions or for any other reason but rather to retain them in the portfolio of such Guaranteed Trust BECAUSE VALUE ATTRIBUTABLE TO THE INSURANCE CANNOT BE REALIZED UPON SALE. Insurance obtained by the issuer of a Pre-insured Bond, or by some other party, is effective so long as such Pre-insured Bond is outstanding and the insurer of such Bond continues to fulfill its obligations. Therefore, any such insurance may be considered to represent an element of market value in regard to the Pre-insured Bond, but the exact effect, if any, of this insurance on such market value cannot be predicted. Regardless of whether the Insurer of a Pre-insured Bond continues to fulfill its obligations, however, such Bond will in any case continue to be insured under the policy obtained by a Guaranteed Trust from the Insurer as long as the Bond is held in such Guaranteed Trust.

No value has been ascribed to insurance obtained by a Guaranteed
Trust as of the date of this Prospectus.


Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price

Although the Public Offering Price and the Sponsor's Repurchase
Price of Units of a State Trust will be determined on the basis of the Sponsor's Bid Price (see "Market for Units" below), the
Unit Value at which Units may be redeemed will be determined on the basis of the current bid prices of such Securities. On the Pricing Date, the Public Offering Price and the Sponsor's Repurchase Price per Unit of each State Trust (based on the Sponsor's Bid
Price of the Securities in such State Trust and including the sales charge) each exceeded the Unit Value at which Units could have been redeemed (based upon the current bid prices of the Securities in such State Trust) by the amount shown under "Summary of Essential Information" in Part I of the Prospectus. In the past, the bid prices of bonds similar to those in the State Trusts have been lower than the offering prices by as much as 3% or more of principal in the case of inactively traded bonds and as little as 1/2 of 1% in the case of actively traded bonds, but the difference between such offering and bid prices has averaged about 1 1/2% to 2% of principal amount. Further, all of these spreads between bid and offering prices have increased substantially during periods of extreme uncertainty. For these reasons, among others (including fluctuations in the market prices of the Securities and the fact that the Public Offering Price includes a sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid by him for such Units.

Distribution of Units

Units of the respective State Trusts repurchased by the Sponsor in the secondary market are offered to the public at the Public
Offering Price of such Units determined in the manner set forth above, plus accrued interest to the settlement date, on the last business day of each week effective for all sales made during the following week. In maintaining a market for the Units, the Sponsor realizes profits or sustains losses in the amount of any difference between the price at which it purchased Units and the price at which it resells or redeems such Units. Cash, if any, made available to the Sponsor prior to the settlement date for a purchase of Units may be used in the Sponsor's business, subject to the limitations of the rules and regulations under the Securities Exchange Act of 1934, as amended, and may be of benefit to the Sponsor.

The Sponsor qualified and intends to continue to qualify Units of each of the respective State Trusts for sale in the State for which such State Trust is named. Sales may be made to or through dealers at prices which represent concessions or agency commissions of 70% of the sales charge, subject to the Sponsor's right to change such concession or agency commission from time to time. Certain commercial banks are making Units of the respective State Trusts available to their customers on an agency basis. Under the Glass-Steagall Act, banks are prohibited from underwriting
State Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas, any banks making Units available to potential investors must be registered as broker-dealers in Texas. The Sponsor may from time to time pay, in addition to the amount paid to dealers, an additional concession to a dealer which employs a registered representative who sells during a specific period, a minimum dollar amount of the respective State Trust's Units.
In no event will such additional concession paid by the Sponsor to the dealer exceed the difference between the sales charge and the dealer's allowance in respect of Units sold by the qualifying registered representative. Such Units then may be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.


Market for Units

The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of the respective State Trusts at its own expense and continuously to offer to purchase such Units at prices based on the Sponsor's Bid Price, including bid prices as determined by the Evaluator through the expected date of settlement. For a description of the Redemption Price, see
"Redemption" below. The repurchase price is subject to change at any time and may be more or less than the original purchase price. SINCE THE MARKET PRICE MAY EXCEED THE REDEMPTION PRICE,
A CERTIFICATEHOLDER WHO WISHES TO DISPOSE OF HIS UNITS SHOULD
INQUIRE THROUGH HIS BROKER AS TO THE CURRENT MARKET PRICE OF THE
UNITS BEFORE MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE. Any
Units so acquired by the Sponsor may be reoffered at a price determined in accordance with the currently effective Prospectus describing such Units. However, if the Sponsor repurchases Units of a State
Trust in the secondary market at a price below the offering price of the Securities in such State Trust, it will not resell these Units in the secondary market.

The Sponsor may discontinue purchases of Units at the Sponsor's
Bid price if the supply of Units of any of the respective State Trusts exceeds demand or for other business reasons. In that event, a Certificateholder will be able to dispose of his Units of a State Trust only by tendering them to the Trustee for redemption at prices based on the aggregate bid price of the Securities in such State Trust, which is expected to be less than the aggregate offering price. The Sponsor, of course, does not in any way guarantee the enforceability, marketability, or price of any Security in the portfolio or of the Units of any of the State Trusts. Any
Units that are purchased by the Sponsor in the secondary market may be tendered for redemption by the Sponsor if it determines such redemption to be in its best interest.

The secondary market Public Offering Price of the Units of the Trust will be based on the aggregate bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the maturities of each Bond in the Trust. The use of a variable sales charge will in no event result in a greater sales charge than the 5.5% sales charge previously in effect for purchases of Units in the secondary market. In several instances it may have the effect of lowering the sales charge and thus increasing the Estimated Current Return and Estimated Long-Term Return (see "Summary of Essential Information" in Part I of the Prospectus for information regarding the Estimated Current Return and Estimated Long-Term Return of Units of the Trust) to secondary market purchasers. For the purpose of computing the sales charge, Bonds will be deemed to mature on their expressed maturity dates unless: (a) the Bonds have been called for redemption or funds or securities have been placed in escrow to redeem them on an earlier call date, in which case such call date will be deemed to be the date upon which they mature; or (b) such Bonds are subject to a "mandatory tender," in which case such mandatory tender will be deemed to be the date upon which they mature.

This method of sales charge computation will apply different sales charge rates to each Bond in the Trust based upon the maturity of each such Bond in accordance with the following schedule:

                           Secondary Market Sales Charge

        Years to Maturity       Percentage of           Percentage of
        Per Bond                Public Offering Price   Net Amount Invested
        _________________       _____________________   ___________________
        0.000-3.000             2.00%                   2.041%
        3.001-4.000             2.50                    2.564
        4.001-5.000             3.00                    3.093
        5.001-6.000             3.50                    3.627
        6.001-7.000             4.00                    4.167
        7.001-8.000             4.50                    4.712
        8.001-9.000             5.00                    5.263
        9.001 or more           5.50                    5.820


A minimum sales charge of 2.0% of the Public Offering Price will be applied to all secondary market purchases of Units of the Trust. There will be no reduction of the sales charge for volume purchases in secondary market transactions.


Redemption

Any Unit may be tendered for redemption by mail to the Trustee, Bank of New York, Attention: Unit Trust Department, at its office at 101 Barclay Street, New York, New York 10286, properly endorsed and accompanied by a written instrument or instruments of transfer, together with any applicable transfer tax payable, as instructed by the Trustee. A Certificateholder must sign exactly as his name appears on the face of the Certificate with the signature guaranteed by a national bank or trust company or by a member firm of a national or regional securities exchange and furnish such other documents as the Trustee may request.

Payment in cash for Units so tendered will be made by the Trustee no later than the third business day following the day on which tender for redemption is received (the "Redemption Date"). The amount to be paid on the Redemption Date to a Certificateholder is the Unit Value, determined as of the date of tender in accordance with the procedures set forth under "Unit Evaluation," multiplied by the number of Units tendered for redemption (the "Redemption
Price"). The "date of tender" is the date Units are received by the Trustee in proper form, provided that if Units are received after the Evaluation Time stated under "Summary of Essential Information" in Part I of the Prospectus the date of tender is deemed the next business day and such Units will be treated as having been tendered for redemption at the Redemption Price computed on that day.

The Sponsor has the right to purchase any Unit tendered to the Trustee for redemption no later than the close of business on the second business day following such tender at a price not less than the Redemption Price. So long as the Sponsor is maintaining a bid in the secondary market in excess of the Redemption Price, the Sponsor will repurchase any Units tendered to the Trustee for redemption.

Any portion of the Redemption Price representing interest shall be withdrawn from the Interest Account of the applicable State
Trust to the extent that funds are available for such purpose.
All other amounts paid on redemption shall be withdrawn from the Principal Account of such State Trust. The Trustee is empowered to sell Securities in a State Trust in order to make funds available for the redemption of Units of such State Trust. Any Units redeemed shall be cancelled and any undivided fractional interest of such Units in the State Trust extinguished. To the extent Securities in a State Trust are sold, the size and diversity of such State Trust will be reduced. Such sale may be required when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price may be more or less than the amount paid by the Certificateholder depending on the value of the Securities in the portfolio of the applicable State Trust at the time of redemption.

The right of redemption may be suspended and payment postponed
(1) for any period during which the New York Stock Exchange Inc. is closed, other than customary weekend or holiday closings; (2) for any period during which (as determined by the Securities and Exchange Commission (the "Commission")), (i) trading on the New York Stock Exchange Inc. is restricted or (ii) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable; or (3) for such other period as the Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

As stated above, the Trustee may sell Securities to cover redemptions. When Securities are sold, the size and diversity of the Trust will be reduced. Such sale may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. The Redemption Price may be more or less than the amount paid by the Certificateholder depending on the value of the Securities in the portfolio at the time of redemption. Since the provisions of the insurance obtained by a Guaranteed Trust cover the Bonds only while the Bonds are held in and owned by such Guaranteed Trust (and, in the case of Series
23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Bond), the Bonds so insured must be sold on an uninsured basis. To the extent that (and, in the case of Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond), Bonds which are current in payment of interest are sold from a Guaranteed Trust portfolio in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds, the overall quality (and therefore value) of the Bonds remaining in such Guaranteed Trust will tend to diminish.
See "Investment Supervision" for the effect of selling Defaulted
Bonds to meet redemption requests.

Because insurance obtained by a Guaranteed Trust terminates as to Bonds which are sold by the Trustee and because the insurance obtained by such Guaranteed Trust does not have a realizable cash value which can be used by the Trustee to meet redemption of Units (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on Defaulted Bonds), under certain circumstances the Sponsor may apply to the Commission for an order permitting a full or partial suspension of the right of Certificateholders of such Guaranteed Trust to redeem their Units if a significant portion of the Bonds in the portfolio are in default in payment of principal or interest or in significant risk of such default. No assurances can be given that the Commission will permit the Sponsor to suspend the rights of such Certificateholders to redeem their Units and, without the suspension of such redemption rights when faced with excessive redemption, the Sponsor may not be able to preserve the benefits of such Guaranteed Trust's insurance on Defaulted Bonds.


Unit Evaluation

Unit Value is computed by the Trustee as of the Evaluation Time stated under "Summary of Essential Information" in Part I of the Prospectus on each business day by adding: (1) the aggregate value of each issue of the Securities in such State Trust on the bid side of the market, as determined by the Evaluator, except for those cases relating to a Guaranteed Trust in which the value of insurance has been included; (2) the cash on hand in such State Trust, other than amounts allocated to semi-annual Certificateholders under the Agreement; (3) accrued but unpaid interest on the Securities in such State Trust at the date of the computation; and (4) with respect to semi-annual Certificateholders only, amounts allocated to them under the Agreement: and deducting therefrom, (1) amounts representing any applicable taxes or governmental charges payable out of such State Trust and for which no deductions have been previously made; (2) amounts representing estimated accrued expenses of such State Trust including but not limited to unpaid fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, and if any, of counsel; and (3) cash allocated for distribution (which distribution shall take into account those Certificateholders who have elected to receive distributions on a monthly basis) to Certificateholders of record of such State
Trust as of the business day prior to the evaluation being made.
The result of such computation shall be divided by the number of Units outstanding of such State Trust as of the date thereof to determine the per Unit evaluation of such State Trust.

In determining the Redemption Price per Unit of a Guaranteed Trust, no value will be assigned to the portfolio insurance maintained by such Guaranteed Trust on the Bonds in such Guaranteed Trust unless such Bonds are in default in payment of principal or interest or in significant risk of such default. On the other hand, Pre-insured Bonds are entitled at all times to the benefits of insurance obtained by their respective issuers and such benefits are reflected and included in the market value of Pre-insured Bonds. For a description of the situations in which the Evaluator may value the insurance obtained by a Guaranteed Trust, see "Public Offering of Units-Method of Evaluation."


CERTIFICATEHOLDERS

Description of Certificate

Ownership of Units of the respective State Trust will be evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and accompanied by a written instrument or instruments of transfer, together with a payment of $2.00 if required by the Trustee or such other amounts as may be specified by the Trustee and approved by the Sponsor for each new Certificate and any sums payable for taxes or other governmental charges imposed on such transactions.

Certificates will be issued in denominations of one Unit or any multiple thereof. The Trustee at the present time does not intend to charge for services rendered in connection with the normal transfer or interchange of Certificates. Destroyed, stolen, mutilated or lost Certificates will be replaced upon delivery to the Trustee of satisfactory indemnity, evidence of ownership and payment of expenses incurred.


Trust Distributions

Interest and principal from each State Trust, less applicable expenses or funds required for the redemption of Units of such State Trust, will be distributed in monthly or semi-annual installments on a pro rata basis to Certificateholders of record of such State Trust as of each Record Day on the next following Distribution Day or shortly thereafter. (See "Distributions" and "Summary of Essential Information" in Part I of the Prospectus.)

Interest on the Securities received by each State Trust is credited by the Trustee to an Interest Account of such State Trust. Other receipts are credited to a Principal Account of such State Trust.
The regular monthly or semi-annual distribution to Certificateholders in such State Trust shall consist of an amount substantially equal to one-twelfth or one-half of such holder's pro rata share of the estimated net annual income in the Interest Account of such State Trust after deducting estimated expenses (the "Monthly or Semi-Annual Interest Distribution") plus such holder's pro rata share of the cash balance of the Principal Account of such State
Trust computed as of the close of business on the preceding Record
Day. The Monthly or Semi-Annual Interest Distribution per Unit to Certificateholders in a State Trust is expected to be in the amount shown under "Summary of Essential Information" for such State Trust in Part I of the Prospectus and will change and may be reduced as Securities in such State Trust are redeemed, paid or sold. Proceeds received from the disposition of any of the underlying Securities in a State Trust subsequent to a Record
Day and prior to the succeeding Distribution Date will be held in the Principal Account of such State Trust and will not be distributed until the next successive Distribution Day. Persons who purchase
Units between a Record Day and a Distribution Day will receive their first distribution on the second Distribution Day following their purchase of Units. Other than for purposes of redemption, no distribution need be made from the Principal Account of a State
Trust if the balance therein is less than $1.00 per Unit then outstanding and in the case of Series 20 and subsequent Series no monthly distribution need be made from the Principal Account of a State Trust if the balance therein is less than $10.00 per Unit then outstanding. A Reserve Account of a State Trust may be created by the Trustee by withdrawing from the Interest or Principal Accounts of such State Trust, from time to time, such amounts as it deems requisite to establish a reserve for any taxes or other governmental charges that may be payable out of such State Trust. The Principal, Interest and Reserve Accounts of a
State Trust do not bear interest. (See "Expenses of the Trust.").

Because interest payments are not received by a State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account of such State Trust as of the Record Date. For the purpose of eliminating fluctuations in the periodic distributions from the Interest Account of a State Trust, the Trustee is required by the Agreement to advance such amounts as may be necessary to provide monthly or semi-annual interest payments of approximately equal amounts. The Trustee shall be reimbursed, without interest, for any such advances from funds available from the Interest and Principal Accounts of such State Trust on or before the ensuing Distribution Day. (See "Expenses of the Trust.")


Statements to Certificateholders

The Trustee will furnish each Certificateholder with each distribution a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. The accounts of each State Trust are required to be audited not less frequently than annually by independent certified public accountants designated from time to time by the Sponsor. The report of such accountants shall be furnished by the Trustee to any Certificateholder of such State
Trust upon request. Within a reasonable period of time after the end of each calendar year (normally within thirty to sixty days), the Trustee shall furnish to each person who at any time during the calendar year was a Certificateholder a statement setting forth: A. As to the Interest Account: (1) The amount of interest received on the Securities; (2) The amount paid for redemption of Units; (3) The charges for payment of applicable taxes and fees and expenses (including auditing fees and insurance costs, if any) of the Trustee, the Evaluator, and, if any, of counsel;
(4) Any other amount credited to or deducted from the Interest
Account; and (5) The balance remaining expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of such calendar year; B. As to the Principal Account: (1) The dates of the sale, maturity, liquidation or redemption of any of the Securities and the net proceeds received therefrom excluding any portion credited to the Interest Account, and as to Series 23 and subsequent Series, the premium attributable to the Trustee's exercise of the right to obtain Permanent Insurance and any related custodial fee; (2) The amount paid for redemption of Units; (3) The charges for payment of applicable taxes and fees and expenses (including auditing fees and insurance costs, if any) of the Trustee, the Evaluator, and, if any, counsel; (4)
Any other amount credited to or deducted from the Principal Account; and (5) The balance remaining expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last business day of the calendar year; C. Other Information: (1) A list of the Securities as of the last business day of such calendar year; (2) The number of Units outstanding on the last business day of such calendar year; (3) The Unit Value based on the last
Trust Evaluation made during such calendar year; and (4) The amounts actually distributed to Certificateholders during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Days for each such distribution.


Rights of Certificateholders

Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Thereafter, changes in the plan of distribution may be made, but only as provided in this paragraph. On each Semi-Annual Distribution Day, or within a reasonable period of time thereafter, the Trustee shall furnish to each Certificateholder a card which must be returned to the Trustee on or before the next Monthly
Record Day if the Certificateholder wishes to change his plan of distribution. Certificateholders wishing to change must so indicate on the card and return it to the Trustee together with their Certificate to which it relates. If the card and Certificate are returned, the change will become effective as of the Monthly
Record Day immediately following such Semi-Annual Distribution
Day and continue in effect until further notice. If the card and Certificate are not returned to the Trustee, the Certificateholder will be deemed to have elected to continue with the same plan for the following six months.

A Certificateholder may tender his Units to the Trustee for redemption at any time, including the time prior to the receipt of Certificates representing Units purchased. The death or incapacity of any Certificateholder in a State Trust will not operate to terminate such State Trust or entitle his legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of such State Trust.

No Certificateholder in a State Trust shall have the right to control the operation and management of such State Trust in any manner, except to vote with respect to certain amendments of the Agreement or termination of such State Trust.


AUTOMATIC REINVESTMENT PLAN

The Sponsor has entered into an agreement with First Investors
Insured Tax Exempt Fund, Inc. ("First Investors") which permits
Certificateholders of the State Trust to elect to have each distribution of interest income, capital gains or principal on his Units automatically reinvested in shares of First Investors at the price (plus sales charge) described below. First Investors, whose investment adviser is First Investors Management Company ("Advisor"), is an open-end, diversified management investment company with the objective of providing through investment in a professionally managed insured portfolio of municipal bonds, a high level of current tax-exempt income.

First Investors has investment objectives which differ in certain respects from those of the Trust. First Investors is permitted to own tax-exempt bonds rated less than A by Moody's Investors
Service, Inc., or Standard & Poor's and bonds not rated by Moody's or Standard & Poor's, if, in the judgment of the Advisor, such bonds are suitable for achieving First Investors' investment objective, and if, in the judgment of the independent insurance company (AMBAC Indemnity) which issues insurance covering the securities in the portfolio of First Investors, such bonds are acceptable for issuance of municipal bond insurance. Because of such insurance, Standard & Poor's has rated First Investors "AAA." First Investors may also own (not to exceed 10% of the portfolio on average) short-term, fixed income investments, the interest income from which may be subject to Federal income tax, as described in a prospectus relating to First Investors.

Each Certificateholder may elect to become a participant in the automatic reinvestment program by advising his or her account representative. Thereafter, as directed by such person, each distribution of interest income, capital gains or principal on the participant's
Units will, on the applicable Distribution Day, automatically be applied as of that date by the Trustee to purchase shares (or fractions thereof) of First Investors at a net asset value as computed as of the close of trading on the New York Stock Exchange on such date, plus a reduced sales charge of 1% of the offering price, as described in the First Investors prospectus. The sales charge would be paid to the Advisor and First Investors Corporation, as principal underwriters of First Investors. The balance will be invested in First Investors.

Confirmations of all transactions undertaken for each participant in the reinvestment plan will be mailed to such participant by First Investors indicating distributions and shares (or fractions thereof) of First Investors purchased on his behalf.

A participant may at any time prior to the five days preceding the next succeeding Distribution Day, by so notifying the Trustee in writing, elect to terminate his participation in the reinvestment plan and receive future distributions on his Units in cash. There will be no charge or other penalty for such termination. The Sponsor, First Investors and the Advisor each will have the right to terminate this investment plan.

It should be remembered that the reinvestment of distributions through the reinvestment plan will not affect the income tax status of the distributions.

TO RECEIVE MORE INFORMATION REGARDING AN INVESTMENT IN FIRST INVESTORS THROUGH THE PLAN, INCLUDING CHARGES, EXPENSES AND SALES CHARGES
FOR PARTICIPANTS, FILL OUT AND RETURN THE ENCLOSED CARD FOR A
COPY OF THE FIRST INVESTORS PROSPECTUS. READ IT CAREFULLY BEFORE
YOU DECIDE TO PARTICIPATE.


INVESTMENT SUPERVISION

With certain specified exceptions described below, the Sponsor may not alter the portfolio of a State Trust by the purchase, sale or substitution of Securities. Thus, with the exception of the redemption or maturation of Securities in accordance with their terms, the assets of a State Trust will remain unchanged under normal circumstances.

The Sponsor may direct the Trustee to dispose of Securities upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Securities, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected revenues pledged for debt service on revenue Securities, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Securities in a State Trust would be detrimental to the interest of the Certificateholders. The proceeds from any such sales will be credited to the Principal Account of such State Trust for distribution to the Certificateholders.

To the extent that Bonds in a Guaranteed Trust are sold which are current in payment of principal and interest in order to meet redemption requests and Defaulted Bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said Bonds (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds), the overall quality of the Bonds remaining in such Guaranteed
Trust's portfolio will tend to diminish. Except as described below and in certain other unusual circumstances for which it is determined by the Trustee to be in the best interest of the Certificateholders or if there is no alternative (and as to Series 23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on a Defaulted Bond or Bonds), the Trustee is not empowered to sell Defaulted Bonds for which value has been attributed for the insurance obtained by such Guaranteed Trust.
Because of such restrictions on the Trustee under certain circumstances the Sponsor may seek a full or partial suspension of the right of Certificateholders to redeem their Units. See "Public Offering of Units-Redemption."

The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of the Securities to issue new obligations in exchange and substitution for any of the Securities pursuant to a refunding financing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(a) the issuer is in default with respect to the Securities or
(b) in the written opinion of the Sponsor, there is a reasonable basis to believe that the issuer will default with respect to the Securities in the foreseeable future. Any obligations received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Agreement to the same extent as the Securities originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder in such State Trust registered on the books of the Trustee, including an identification of the Securities eliminated and the Securities substituted therefor.

If a default in the payment of principal or interest on any of the Securities occurs and no provision for payment is made therefor either pursuant to any portfolio insurance or otherwise, and if the Sponsor fails to instruct the Trustee to sell or hold within thirty days after the notification thereof by the Trustee, the Agreement provides that the Trustee shall sell the Defaulted Bonds forthwith and shall not be liable for any depreciation or loss incurred by reason of such sale. The Trustee may sell Securities in a State Trust designated by the Sponsor for the purpose of redeeming Certificates tendered for redemption and the payment of expenses for such State Trust.

Notwithstanding the foregoing, in connection with the final distributions to Certificateholders of a Guaranteed Trust (and as to Series
23 and subsequent Series, assuming the Trustee does not exercise the right to obtain Permanent Insurance on any Defaulted Bond), because the portfolio insurance obtained by such Guaranteed Trust is applicable only while bonds so insured are held by such Guaranteed Trust, the price to be received by such Guaranteed Trust upon the disposition of any Defaulted Bond will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any Bond or Bonds if retention of such Bond or Bonds, until due, shall be deemed to be in the best interest of Certificateholders, including but not limited to situations in which a Bond or Bonds so insured have a deteriorated market price resulting from a significant risk of default. Since any Pre-insured Bonds will reflect the value of the insurance obtained by the Bond issuer, it is the present intention of the Sponsor not to direct the Trustee to hold any Pre-insured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted
Bonds not disposed of at the date of termination will ultimately be distributed to Certificateholders of record as of such date of termination as soon as practicable after the date such Bond or Bonds become due and applicable insurance proceeds have been received by the Trustee. (See "Summary of Essential Information" in Part I of the Prospectus).


ADMINISTRATION OF THE TRUST

The Trustee

The Successor Trustee as to Series 1 through 23 and Trustee as to Series 24 and Subsequent Series is The Bank of New York, a trust company organized under the laws of New York. The Unit Trust Department of the Trustee has its offices at 101 Barclay Street, New York, New York 10286, and its telephone number is 1-800-431-8001 or 1-800-431-8002.
The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

The duties of the Trustee are primarily ministerial in nature.
The Trustee did not participate in the selection of Securities for the portfolios of any of the State Trusts.

The Trustee shall keep proper books of record and account of all transactions at its office. Such records shall include the name and address of, and the Certificates issued to, every Certificateholder. Such books and records shall be open to inspection by any Certificateholder at all reasonable times during business hours. Although the Trustee shall remain primarily responsible for the obligations and duties allocated to it, the Agreement provides that the Trustee may, subject to the approval of the Sponsor, enter into servicing arrangements as it deems necessary or appropriate for the performance by a service organization (which may be a corporation affiliated with the Trustee) of bookkeeping, accounting, reporting, distribution and other activities and duties allocated to the Trustee under the Agreement.

The Trustee or any successor may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy to each Certificateholder. The Sponsor, upon receiving such notice, is obligated to use its best efforts to appoint a successor Trustee promptly. If, upon such resignation, no successor Trustee has been appointed within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. In case the Trustee becomes incapable of acting or is adjudged bankrupt or is taken over by public authorities, or, in the case of Series 18 and subsequent
Series, if the Sponsor deems it to be in the best interests of the Certificateholders, the Sponsor may remove the Trustee and appoint a successor Trustee as provided in the Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor Trustee, all of the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

The Trustee shall be a banking corporation organized and doing business under the laws of the United States or of any state or territory of the United States which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000 and shall otherwise qualify to act as Trustee.


The Evaluator

The Evaluator is Securities Evaluation Service, Inc., with its principal offices at Suite 200, 531 East Roosevelt Road, Wheaton,
Illinois 60187. Securities Evaluation Service, Inc. is a registered investment advisor.

The Evaluator may resign or be removed by either the Sponsor or the Trustee which are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor Evaluator. If, upon resignation of the Evaluator, no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such resignation or removal and appointment shall be mailed by the Trustee to each Certificateholder.


Successor Sponsor

If at any time the Sponsor fails to perform any of its duties under the Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor

Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Commission, (b) terminate the Agreement and liquidate the State Trusts as provided therein, or (c) continue to act as Trustee without terminating the Agreement and without appointing any successor Sponsor. In no event may the Trustee act as Sponsor of the Trust.


Amendment and Termination of the Agreement

The Agreement may not be amended, without the consent of the holders of all Certificates of the Multistate Trust then outstanding, to increase the number of Units issuable or to permit, except in accordance with the provisions of the Agreement, the acquisition of any Securities in addition to or in substitution for those initially deposited in the State Trusts or to reduce the percentage interest in the State Trusts of any Certificateholder or reduce the percentage of Units required to consent to any such amendment or waiver. The Trustee shall promptly notify Certificateholders of the substance of any such amendment.

The Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Certificateholders: (1) to cure any ambiguity or to correct or supplement any provisions which may be defective or inconsistent; (2) to change any provisions thereof as may be required by the Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Certificateholders (as determined in good faith by the Sponsor and the Trustee). The Agreement may also be amended in any respect by the Sponsor and the Trustee, or performance of any of the provisions thereof may be waived, with the written consent of the holders of Certificates evidencing 662/3% of the Units then outstanding of each State Trust affected by such amendment.

The Agreement provides that a State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Securities held in such State Trust, or, in the case of certain Trusts, at any time when in the opinion of the Sponsor and the Trustee, the amount of customary, interest-bearing
Bonds in a State Trust is insufficient to support the expenses of such State Trust. The Trustee shall notify all Certificateholders of any State Trust when the value of such State Trust as shown on the last business day of December or June in any year is less than the minimum amount set forth in "Summary of Essential Information" in Part I of the Prospectus, at which time such State Trust may be terminated by the consent of 662/3% of its Certificateholders or, in the case of Series 11 and subsequent Series, by the Trustee, provided however, that at least 331/3% of such Certificateholders do not instruct the Trustee not to terminate the Trust. In no event, however, may such State Trust continue beyond the mandatory termination date set forth in "Summary of Essential Information" in Part I of the Prospectus; provided, however, that prior to such mandatory termination date of a Guaranteed Trust, the Trustee shall not dispose of any Bonds if the retention of such bonds, until due, shall be deemed to be in the best interest of the Certificateholders. In the event of termination, written notice thereof will be sent by the Trustee to all Certificateholders of record on the date the affected State Trust is terminated. Within a reasonable period after termination, the Trustee must sell any Securities remaining in such State Trust, and after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.


Limitations on Liability

The Sponsor: The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Agreement, but will be under no liability to the Certificateholders for taking any action or refraining from any action in good faith or for errors in judgment, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties. The Sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities.

The Trustee: The Agreement provides that, except by reason of willful misconduct, bad faith, gross negligence or reckless disregard of its obligations and duties, the Trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of monies or Securities, in respect of any evaluation, or otherwise pursuant to its rights, powers or duties; nor shall the Trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the Trustee of any Securities, or for any evaluation made by the Evaluator or any directions or instructions given by the Sponsor. In the event that the Sponsor shall fail to instruct the Trustee as to the disposition of any defaulted Securities, the Trustee may, but shall be under no obligation to, act and shall not be liable for any such action taken by it in good faith. The Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon. In addition, the Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee, whose duties are ministerial, has not participated in the selection of Securities for the State Trusts.

The Evaluator: The Trustee, Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. The Agreement provides that the determinations made by the Evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Certificateholders for errors in judgment, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.


EXPENSES OF THE TRUST

The cost of the initial fees of the Trustee's counsel, and all other reasonable expenses in connection therewith, together with all of the cost of registering the Multistate Trust under the Investment Company Act of 1940, as amended, and the Units under the Securities Act of 1933, as amended, shall be borne by the Sponsor.

The Sponsor shall receive no fees from Series 1 through 6 of the Multistate Trust for services performed. The Sponsor will receive, in connection with Series 7 and subsequent Series, a Sponsor's
Annual Fee as set forth in Part I of the Prospectus. The Sponsor's Annual Fee, which is earned for portfolio supervisory services, is based on the number of Units outstanding (or, in the case of Series 7 through 13, on the face amount of underlying Securities) in each State Trust at December 15 of each year. The Sponsor's
Annual Fee, which is not to exceed the maximum amount set forth under "Summary of Essential Information" in Part I of the Prospectus, may exceed the actual costs of providing portfolio supervisory services for this Trust, but at no time will the total amount it receives for portfolio supervisory services rendered to all series of the Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year. See "Investment Supervision." Also, the Sponsor may derive profits from maintaining a secondary market in Units of the State Trusts.

For ordinary services performed under the Agreement, the Trustee will be paid monthly at the rates set forth under "Summary of Essential Information" in Part I of the Prospectus. The Trustee will also benefit to the extent that its return on funds it holds on deposit in the non-interest bearing Interest, Principal and Reserve Accounts of each of the State Trusts created under the Agreement is greater than its cost of advancing, without interest, such amounts as may be necessary to provide distributions to Certificateholders as required by the Agreement. (See "The Trust-Interest and Estimated
Current Return" and "Certificateholders-Trust Distributions.")


The Evaluator shall receive a fee for each evaluation as is set forth under "Summary of Essential Information" in Part I of the Prospectus.

The fees of the Trustee and the Evaluator are payable monthly on or before each Distribution Day for a State Trust, and any Sponsor's Annual Fee is paid annually on December 15, all by deductions from the Interest Account of such State Trust to the extent funds are available, then from the Principal Account of such State Trust. The

Trustee's fee may not be increased for the purpose of compensating the Trustee for any reduction in its fee during the first year of the Multistate Trust. These fees may be increased without approval of the Certificateholders by amounts not exceeding a proportionate increase in the Consumer Price Index entitled "All Services Less Rent," published by the United States Department of Labor, or any equivalent index substituted therefor.

The cost of insurance obtained by a Guaranteed Trust is in the amount set forth under "Summary of Essential Information" in Part
I of the Prospectus so long as such Guaranteed Trust retains the Securities. Premiums, which are Guaranteed Trust obligations, are payable monthly by the Trustee on behalf of such Guaranteed
Trust. As Securities in the portfolio are redeemed by their respective issuers or are sold by the Trustee, the amount of the premium will be reduced in respect of those Securities no longer owned by and held in such Guaranteed Trust. A Guaranteed Trust does not incur any expense for insurance which has been obtained by an issuer of a Pre-insured Bond, since the premium or premiums for such insurance have been paid by such issuer or other party;
any Pre-insured Bonds, however, are additionally insured by such Guaranteed Trust. In the case of Series 23 and subsequent Series, the premium payable for Permanent Insurance and the related custodial fee will be paid solely from the proceeds of the sale of a Bond from a Guaranteed Trust in the event the Trustee exercises the right to obtain Permanent Insurance on such Bond. No premium need be paid by any Guaranteed Trust on Bonds that are Pre-insured by either MBIA or the Corporation.

In addition to the above, the following charges may be incurred by the Multistate Trust: (a) fees for the Trustee's extraordinary services; (b) expenses of the Trustee (including legal and auditing expenses) and of counsel; (c) various governmental charges; (d) expenses and costs of any action taken by the Trustee to protect the Multistate Trust or any of the State Trusts and the rights and interests of the Certificateholders; (e) indemnification of the Trustee for any loss, liabilities and expenses incurred by it in the administration of the Multistate Trust or any of the State Trusts without gross negligence, bad faith or willful misconduct on its part; (f) indemnification of the Sponsor for any loss, liability and expenses incurred by it in acting as depositors of the State Trust without gross negligence, bad faith or willful misconduct; and (g) expenditures incurred in contacting Certificateholders upon termination of any of the State Trusts. The fees and the expenses set forth herein, and advances made by the Trustee in order to eliminate certain fluctuations in periodic distributions
(see "Certificateholders-Trust Distributions"), are payable out of the State Trusts and, when so paid by or owing to the Trustee, secured by a prior lien on such State Trusts.

Fees and expenses of a State Trust shall be deducted from the Interest Account of such State Trust, or to the extent funds are not available in such Account, from the Principal Account of such State Trust. The Trustee may withdraw from such Principal Account or such Interest Account such amounts, if any, as it deems necessary to establish a reserve for any taxes or other governmental charges payable out of such State Trust. Amounts so withdrawn shall be credited to the Reserve Account of such State Trust and shall not be considered a part of such State Trust when determining the value of the Units of such State Trust until such time as the Trustee shall return all or any part of such amounts to the appropriate account. If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Multistate Trust, or amounts payable to the Trustee which are secured by its prior lien on the Multistate Trust, the Trustee is permitted to sell Securities to pay such amounts.


THE SPONSOR

The Sponsor is a Delaware corporation incorporated in 1977 to succeed to the business of a partnership which resulted from mergers of five New York Stock Exchange member firms. The Sponsor is a wholly-owned subsidiary of The Advest Group, Inc., a financial services holding company. The Sponsor is a registered broker-dealer and provides securities, brokerage, trading, investment banking and other financial services for its clients. The Sponsor is a member of the National Association of Securities Dealers, Inc.
and of the New York Stock Exchange, the American Stock Exchange and other principal exchanges. The principal offices of the Sponsor are located at One Commercial Plaza, 280 Trumbull Street, Hartford, Connecticut 06103. The Sponsor maintains approximately 83 branch offices in 18 states and the District of Columbia. As of March
31, 1995, the total stockholder's equity of the Sponsor was $74,841,000. The Sponsor is entirely owned by The Advest Group, Inc. and is affiliated with Boston Security Counsellors, Inc.

On February 9, 1987, without admitting or denying the findings of fact or conclusions of law contained therein, the Sponsor consented to the entry of an Order (In the Matter of Advest, Inc., Admin. Proceeding File No. 3-6783) by the Commission which imposed a censure of the Sponsor for failure to supervise its registered representatives so as to prevent the overcharging of sales commissions to certain mutual fund customers entitled to volume discounts through rights of accumulation. The Sponsor has refunded such excess commissions together with appreciation thereon to such customers and revised its supervising procedures to address this problem. In connection with this matter, the then Vice President in charge of the Unit Trust and Mutual Fund Departments of the Sponsor has been suspended for 30 days from association with any broker or dealer, subject to his right to petition for review of the initial decision. None of the activities which were the basis for the administrative actions discussed above involved the Sponsor's activities as a Sponsor of the State Trusts.

The foregoing information with respect to the stockholders' equity of the Sponsor relates to the Sponsor only and not to the Multistate Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out contractual obligations with respect to the Multistate Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

The contract of insurance relating to a Guaranteed Trust and the negotiations in respect thereof represent the only significant relationship between the Insurer (and, in the case of Series 23 and subsequent Series, certain agreements relating to Permanent
Insurance) and such Guaranteed Trust. Otherwise, neither the Insurer nor any associate thereof has any material business relationship, direct or indirect, with any Guaranteed Trust or the Sponsor, except that the Sponsor may from time to time in the normal course of its business, participate as underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds for which a policy of insurance guaranteeing the payment of interest and principal has been obtained from the Insurer. Although all issues contained in the portfolio are individually insured, neither a Guaranteed Trust, the Units nor the portfolio of such Guaranteed Trust is insured directly or indirectly by the Insurer.


LEGAL OPINIONS

The legality of the Units originally offered hereby and certain matters relating to Federal tax law have been passed upon by Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts 02109, as counsel for Moseley and the Sponsor for Series 1 through 19 of Multistate Trust. Special Counsel for each State Trust for tax matters relating to the state for which such Trust is named are referred to under "Portfolios - Risk Factors and Tax Status" in Part I of the Prospectus. Booth & Baron, 122 East 42nd Street,
New York, New York 10168 has acted as counsel for the Trustee and as special counsel for the Multistate Trust for New York tax matters for Series 1 through 19 of Multistate Trust. Tanner Propp
& Farber, 99 Park Avenue, New York, New York 10016, has acted as counsel for the Trustee and as special counsel for the Multistate Trust for New York tax matters for Series 20 and subsequent Series. Brown & Wood, One World Trade Center, New York, New York 10048 have acted as special counsel for Moseley and the Sponsor with respect to Multistate Trust Series
20 and subsequent Series.


AUDITORS

The financial statements of the Multistate Trust included in Part
I of the Prospectus have been examined by BDO Seidman, LLP, independent certified public accountants, as stated in their opinion appearing herein, and are included herein in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.


DESCRIPTION OF BOND RATINGS

Standard & Poor's: A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        II.     Nature of provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA-Bonds rated AAA have the highest rating assigned by Standard
& Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB-Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC-Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.
This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

NR-Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.

Moody's Investors Service, Inc.: A brief description of the applicable Moody's Investor Service rating symbols and their meanings follow:

Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa-Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have few speculative characteristics as well.

Ba-Bonds which are rated Ba are judged to have speculative elements;
their future cannot be considered as well as assured. Often the protection of interest and principal payment may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Con. (. . .)-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by: (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. Although Industrial Revenue Bonds and Environmental Control Revenue Bonds are tax-exempt issues, they are included in the corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Moody's does not apply numerical modifiers other than Aa1, A1, and Baa1, which are described above, in its municipal bond rating system.


                       TABLE OF CONTENTS
                     for Prospectus, Part II

                                                        Page
                                                        ______
The Trust                                                1
        Objectives                                       1
        Organization                                     3
        Portfolio                                        3
        General Considerations                           4
        Guaranteed Trust Insurance                      13
        Interest, Estimated Current Return and
          Estimated Long-Term Return                    18
        Tax Status of the Trust                         19
Public Offering of Units                                22
        Public Offering Price                           22
        Accrued Interest                                22
        Method of Evaluation                            23
        Comparison of Public Offering Price, Sponsor's
          Repurchase Price and Redemption Price         24
        Distribution of Units                           25
        Market for Units                                25
        Redemption                                      26
        Unit Evaluation                                 28
 Certificateholders                                     28
        Description of Certificate                      28
        Trust Distributions                             28
        Statements to Certificateholders                29
        Rights of Certificateholders                    30
Automatic Reinvestment Plan                             30
Investment Supervision                                  31
Administration of the Trust                             32
        The Trustee                                     32
        The Evaluator                                   33
        Successor Sponsor                               33
Amendment and Termination of the Agreement              34
Limitations on Liability                                34
Expenses of the Trust                                   35
The Sponsor                                             36
Legal Opinions                                          37
Auditors                                                38
Description of Bond Ratings                             38

            _____________________________________

This Prospectus does not contain all of the information set forth in the registration statement and exhibits relating thereto, filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, and to which reference is made.

            _____________________________________

No person is authorized to give any information or to make any representations not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

            _____________________________________

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such an offer in such state.







            _____________________________________



                         MULTISTATE TAX
                           EXEMPT UNIT
                        TRUST PROSPECTUS

                           Series 1-7

                              and

                        MULTISTATE TRUST

                            Series 8
                      and Subsequent Series




            _____________________________________



                            Sponsor:

                          ADVEST, INC.

                      One Commercial Plaza
                  280 Trumbull Street Hartford,
                        Connecticut 06103
                         (203) 525-1421







   PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS


Item A - Bonding Arrangements
    The employees of Advest, Inc. are covered under a Brokers Blanket Policy, Standard Form 14, in the amount of $20,000,000.

Item B - Contents of Registration Statement
    This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

The facing sheet on Form S-6.
The Cross-Reference Sheet (previously filed).
The Prospectus.
Signatures.
Written Consent of the following persons:
  Brown & Wood (previously filed).
  Various state tax counsel (previously filed).
  BDO Seidman, LLP.
The following exhibits:
*4.1 - Consent of Securities Evaluation Service, Inc., as Evaluator.

________
*Filed herewith.




                           SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Multistate Trust, Series 33, certifies that it meets all of the requirements for effectiveness of this Post-Effective
Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford and State of Connecticut on the 29th day of September, 1995.

                 Signatures appear on page II-3

A majority of the Board of Directors of Advest, Inc. have signed this Post-Effective Amendment to the Registration Statement pursuant to powers of attorney on file with the Commission authorizing the person signing this Post-Effective Amendment to the Registration Statement.


Page II-1



                       CONSENT OF COUNSEL

The consent of Brown & Wood to the use of their name in the Prospectus included in the Registration Statement is contained in their opinion previously filed as Exhibit 3.1.1.

The consent of the various state tax counsel to the use of their names in the Prospectus included in the Registration Statement is contained in their opinions previously filed as Exhibit 3.2 et seq.





       __________________________________________________






                CONSENT OF INDEPENDENT AUDITORS


The Sponsor and Trustee of
Multistate Trust Series 33:


We hereby consent to the use in Post-Effective Amendment No. 9 to Registration Statement No. 33-8188 of our opinion dated June 30, 1995, except for Note 5, which is as of September 1, 1995, relating to the Financial Statements of Multistate Trust, Series 33 and to the references to us in the prospectus which is part of such Registration Statement.




BDO SEIDMAN, LLP

Woodbridge, New Jersey
September 29, 1995


Page II-2



Multistate Trust
Series 33

By:             ADVEST, INC.
                  (Sponsor)



By: ______________________________________________
        (Lee G. Kuckro, Vice President)



By the following persons, who constitute a majority of the Board of Directors of Advest, Inc.

Allen G. Botwinick
George A. Boujoukos
Donald J. Cristo
Edward Fernberger
Gerald A. Guild
Lee G. Kuckro
Grant W. Kurtz
Martin Lilienthal
Howard R. Merriman, Jr.
Paul Nussbaum
Jay H. Salkin
Philip M. Skidmore
Raymond T. Waller
Allen Weintraub



By: ______________________________________________
              (Lee G. Kuckro, as
              Attorney-in-Fact
        for the persons listed above)


Page II-3